EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2015

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–12
Consumer & Business Banking	13
Mortgage Banking	14–16
Card, Commerce Solutions & Auto	17–18
Corporate & Investment Bank	19–21
Commercial Banking	22–23
Asset Management	24–26
Corporate	27–28

Credit-Related Information	29–32

Non-GAAP Financial Measures	33
Glossary of Terms (a)

(a)
Refer to the Glossary of Terms on pages 309–313 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Annual Report”) and the Glossary of Terms and Line of Business Metrics on pages 176–182 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q15 Change					2015 Change
SELECTED INCOME STATEMENT DATA	3Q15		2Q15		1Q15	4Q14	3Q14	2Q15	3Q14	2015		2014	2014
Reported Basis
Total net revenue	$22,780		$23,812		$24,066	$22,750	$24,469	(4)%	(7)%	$70,658		$72,362	(2)%
Total noninterest expense	15,368		14,500		14,883	15,409	15,798	6	(3)	44,751		45,865	(2)
Pre-provision profit	7,412		9,312		9,183	7,341	8,671	(20)	(15)	25,907		26,497	(2)
Provision for credit losses	682		935		959	840	757	(27)	(10)	2,576		2,299	12
NET INCOME	6,804		6,290		5,914	4,931	5,565	8	22	19,008		16,814	13

Managed Basis (a)
Total net revenue	23,535		24,531		24,820	23,549	25,146	(4)	(6)	72,886		74,336	(2)
Total noninterest expense	15,368		14,500		14,883	15,409	15,798	6	(3)	44,751		45,865	(2)
Pre-provision profit	8,167		10,031		9,937	8,140	9,348	(19)	(13)	28,135		28,471	(1)
Provision for credit losses	682		935		959	840	757	(27)	(10)	2,576		2,299	12
NET INCOME	6,804		6,290		5,914	4,931	5,565	8	22	19,008		16,814	13

EARNINGS PER SHARE DATA
Net income: Basic	$1.70		$1.56		$1.46	$1.20	$1.37	9	24	$4.72		$4.13	14
Diluted	1.68		1.54		1.45	1.19	1.35	9	24	4.68		4.09	14
Average shares: Basic	3,694.4		3,707.8		3,725.3	3,730.9	3,755.4	—	(2)	3,709.2		3,774.4	(2)
Diluted	3,725.6		3,743.6		3,757.5	3,765.2	3,788.7	—	(2)	3,742.2		3,808.3	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$224,438		$250,581		$224,818	$232,472	$225,188	(10)	—	$224,438		$225,188	—
Common shares at period-end	3,681.1		3,698.1		3,711.1	3,714.8	3,738.2	—	(2)	3,681.1		3,738.2	(2)
Closing share price (b)	$60.97		$67.76		$60.58	$62.58	$60.24	(10)	1	$60.97		$60.24	1
Book value per share	59.67		58.49		57.77	56.98	56.41	2	6	59.67		56.41	6
Tangible book value per share (c)	47.36		46.13		45.45	44.60	44.04	3	8	47.36		44.04	8
Cash dividends declared per share	0.44		0.44	(g)	0.40	0.40	0.40	—	10	1.28	(g)	1.18	8

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	12%		11%		11%	9%	10%			11%		10%
Return on tangible common equity (“ROTCE”) (c)	15		14		14	11	13			14		13
Return on assets	1.11		1.01		0.94	0.78	0.90			1.02		0.93

High quality liquid assets (“HQLA”) (in billions) (e)	$505	(h)	$532		$614	$600	$572			$505	(h)	$572

CAPITAL RATIOS (f)
Common equity Tier 1 (“CET1”) capital ratio	11.5%	(h)	11.2%		10.7%	10.2%	10.2%			11.5%	(h)	10.2%
Tier 1 capital ratio	13.2	(h)	12.8		12.1	11.6	11.5			13.2	(h)	11.5
Total capital ratio	14.9	(h)	14.4		13.7	13.1	12.8			14.9	(h)	12.8

Note: Effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit, which impacted the Corporate & Investment Bank (“CIB”). As a result of the adoption of this new guidance, the Firm made an accounting policy election to amortize the initial cost of its qualifying investments in proportion to the tax credits and other benefits received, and to present the amortization as a component of income tax expense (previously such amounts were predominantly presented in other income). The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. The cumulative effect on retained earnings was a reduction of $321 million as of January 1, 2014; and the amount of amortization of such investments reported in income tax expense under the current period presentation was $274 million, $281 million, $274 million, $270 million and $268 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, respectively, and $829 million and $799 million for the nine months ended September 30, 2015, and 2014, respectively. For additional information on the impact to the effective tax rate as a result of this adoption, see page 4. The impact on net income and earnings per share in prior periods was not material. The adoption of the guidance did not materially change the Firm’s results of operations on a managed basis as the Firm had previously presented and will continue to present the revenue from such investments on a fully taxable-equivalent ("FTE") basis for purposes of managed basis reporting.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price shown is from the New York Stock Exchange.

(c)
Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents tangible common equity divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of tangible common equity. For further discussion of these measures, see page 33.

(d)	Ratios are based upon annualized amounts.

(e)
HQLA represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the final U.S. rule (“U.S. LCR”) for 3Q15, 2Q15 and 1Q15 as well as the estimated amount as of 4Q14 and 3Q14, prior to the effective date of the final rule. For additional information on HQLA and LCR, see pages 156-157 of the Firm's 2014 Annual Report, and page 74 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015.

(f)	Ratios presented are calculated under the transitional Basel III rules and represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(g)	On May 19, 2015, the Board of Directors increased the quarterly common stock dividend from $0.40 to $0.44 per share.

(h)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,417,121	$2,449,599	$2,577,148	$2,572,773	$2,526,655	(1)%	(4)%	$2,417,121	$2,526,655	(4)%
Loans:
Consumer, excluding credit card loans	331,969	318,286	305,215	295,374	288,860	4	15	331,969	288,860	15
Credit card loans	126,979	126,025	123,257	131,048	126,959	1	—	126,979	126,959	—
Wholesale loans	350,509	346,936	335,713	330,914	327,438	1	7	350,509	327,438	7
Total Loans	809,457	791,247	764,185	757,336	743,257	2	9	809,457	743,257	9
Core loans (a)	698,988	674,767	641,285	628,785	607,617	4	15	698,988	607,617	15

Deposits:
U.S. offices:
Noninterest-bearing	404,984	432,052	441,245	437,558	440,067	(6)	(8)	404,984	440,067	(8)
Interest-bearing	624,014	611,438	644,228	643,350	619,595	2	1	624,014	619,595	1
Non-U.S. offices:
Noninterest-bearing	20,174	21,777	18,484	19,078	19,134	(7)	5	20,174	19,134	5
Interest-bearing	223,934	222,065	263,930	263,441	255,738	1	(12)	223,934	255,738	(12)
Total deposits	1,273,106	1,287,332	1,367,887	1,363,427	1,334,534	(1)	(5)	1,273,106	1,334,534	(5)

Long-term debt (b)	292,945	286,693	280,608	276,836	268,721	2	9	292,945	268,721	9
Common stockholders’ equity	219,660	216,287	214,371	211,664	210,876	2	4	219,660	210,876	4
Total stockholders’ equity	245,728	241,205	235,864	231,727	230,939	2	6	245,728	230,939	6

Loans-to-deposits ratio	64%	61%	56%	56%	56%			64%	56%

Headcount	235,678	237,459	241,145	241,359	242,388	(1)	(3)	235,678	242,388	(3)

95% CONFIDENCE LEVEL- TOTAL VaR (c)
Average VaR	$54	$42	$43	$40	$36	29	50	$47	$44	7

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$10,879	$11,015	$10,704	$10,949	$11,367	(1)	(4)	$32,598	$33,419	(2)
Corporate & Investment Bank	8,168	8,723	9,582	7,383	9,105	(6)	(10)	26,473	27,212	(3)
Commercial Banking	1,644	1,739	1,742	1,770	1,703	(5)	(3)	5,125	5,112	—
Asset Management	2,894	3,175	3,005	3,200	3,046	(9)	(5)	9,074	8,828	3
Corporate	(50)	(121)	(213)	247	(75)	59	33	(384)	(235)	(63)
TOTAL NET REVENUE	$23,535	$24,531	$24,820	$23,549	$25,146	(4)	(6)	$72,886	$74,336	(2)

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,630	$2,533	$2,219	$2,179	$2,529	4	4	$7,382	$7,006	5
Corporate & Investment Bank	1,464	2,341	2,537	972	1,680	(37)	(13)	6,342	5,936	7
Commercial Banking	518	525	598	693	671	(1)	(23)	1,641	1,942	(15)
Asset Management	475	451	502	540	590	5	(19)	1,428	1,613	(11)
Corporate	1,717	440	58	547	95	290	NM	2,215	317	NM
NET INCOME	$6,804	$6,290	$5,914	$4,931	$5,565	8	22	$19,008	$16,814	13

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

(b)
Included unsecured long-term debt of $215.1 billion, $209.6 billion, $209.5 billion, $207.5 billion and $204.7 billion for the periods ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its VaR model calculations, during the second quarter of 2015 the Firm refined the historical proxy time series inputs to certain VaR models to more appropriately reflect the risk exposure from certain asset-backed products. Had these new time series been used as inputs into these VaR models in the first quarter of 2015, the Firm estimates they would have resulted in a reduction to average total VaR of $3 million. The impact of this refinement on all other periods presented was not material. The Firm expects in subsequent quarters to continue to refine the VaR model calculations and times series inputs related to these products. For information regarding CIB VaR, see Corporate & Investment Bank on page 21.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
REVENUE	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
Investment banking fees	$1,604	$1,833	$1,794	$1,833	$1,538	(12)%	4%	$5,231	$4,709	11%
Principal transactions	2,367	2,834	3,655	1,335	2,966	(16)	(20)	8,856	9,196	(4)
Lending- and deposit-related fees	1,463	1,418	1,363	1,454	1,479	3	(1)	4,244	4,347	(2)
Asset management, administration and commissions	3,845	4,015	3,807	4,110	3,978	(4)	(3)	11,667	11,821	(1)
Securities gains	33	44	52	29	6	(25)	450	129	48	169
Mortgage fees and related income	469	783	705	855	903	(40)	(48)	1,957	2,708	(28)
Card income	1,447	1,615	1,431	1,526	1,537	(10)	(6)	4,493	4,494	—
Other income	628	586	582	546	955	7	(34)	1,796	2,467	(27)
Noninterest revenue	11,856	13,128	13,389	11,688	13,362	(10)	(11)	38,373	39,790	(4)
Interest income	12,739	12,514	12,565	12,951	12,926	2	(1)	37,818	38,580	(2)
Interest expense	1,815	1,830	1,888	1,889	1,819	(1)	—	5,533	6,008	(8)
Net interest income	10,924	10,684	10,677	11,062	11,107	2	(2)	32,285	32,572	(1)
TOTAL NET REVENUE	22,780	23,812	24,066	22,750	24,469	(4)	(7)	70,658	72,362	(2)

Provision for credit losses	682	935	959	840	757	(27)	(10)	2,576	2,299	12

NONINTEREST EXPENSE
Compensation expense	7,320	7,694	8,043	6,860	7,831	(5)	(7)	23,057	23,300	(1)
Occupancy expense	965	923	933	1,006	978	5	(1)	2,821	2,903	(3)
Technology, communications and equipment expense	1,546	1,499	1,491	1,495	1,465	3	6	4,536	4,309	5
Professional and outside services	1,776	1,768	1,634	2,080	1,907	—	(7)	5,178	5,625	(8)
Marketing	704	642	591	726	610	10	15	1,937	1,824	6
Other expense (a)	3,057	1,974	2,191	3,242	3,007	55	2	7,222	7,904	(9)
TOTAL NONINTEREST EXPENSE	15,368	14,500	14,883	15,409	15,798	6	(3)	44,751	45,865	(2)
Income before income tax expense	6,730	8,377	8,224	6,501	7,914	(20)	(15)	23,331	24,198	(4)
Income tax expense/(benefit) (b)	(74)	2,087	2,310	1,570	2,349	NM	NM	4,323	7,384	(41)
NET INCOME	$6,804	$6,290	$5,914	$4,931	$5,565	8	22	$19,008	$16,814	13

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.70	$1.56	$1.46	$1.20	$1.37	9	24	$4.72	$4.13	14
Diluted earnings per share	1.68	1.54	1.45	1.19	1.35	9	24	4.68	4.09	14

FINANCIAL RATIOS
Return on common equity (c)	12%	11%	11%	9%	10%			11%	10%
Return on tangible common equity (c)(d)	15	14	14	11	13			14	13
Return on assets (c)	1.11	1.01	0.94	0.78	0.90			1.02	0.93
Effective income tax rate (b)	(1.1)	24.9	28.1	24.2	29.7			18.5	30.5
Overhead ratio	67	61	62	68	65			63	63

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. Prior to the adoption of this accounting guidance, the effective tax rate was 21.3% and 27.6% for the three months ended December 31, 2014 and September 30, 2014, respectively, and 28.5% for the nine months ended September 30, 2014.

(a)
Included Firmwide legal expense of $1.3 billion, $291 million, $687 million, $1.1 billion and $1.1 billion for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively; and $2.3 billion and $1.8 billion for the nine months ended September 30, 2015, and 2014, respectively.

(b)
The three and nine months ended September 30, 2015 reflected tax benefits of $2.2 billion and $2.7 billion, respectively, which reduced the Firm’s effective tax rate by 32.0% and 11.7%, respectively. The recognition of tax benefits in 2015 resulted from the resolution of various tax audits, as well as the release of U.S. deferred taxes associated with the restructuring of certain non-U.S. entities.

(c)	Ratios are based upon annualized amounts.

(d)	For further discussion of ROTCE see pages 2 and 33.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Sep 30, 2015
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2015	2015	2015	2014	2014	2015	2014
ASSETS
Cash and due from banks	$21,258	$24,095	$22,821	$27,831	$25,372	(12)%	(16)%
Deposits with banks	376,196	398,807	506,383	484,477	414,312	(6)	(9)
Federal funds sold and securities purchased under
resale agreements	218,467	212,850	219,344	215,803	214,336	3	2
Securities borrowed	105,668	98,528	108,376	110,435	118,873	7	(11)
Trading assets:
Debt and equity instruments	293,040	310,419	317,407	320,013	338,204	(6)	(13)
Derivative receivables	68,668	67,451	81,574	78,975	72,453	2	(5)
Securities	306,660	317,795	331,136	348,004	366,358	(4)	(16)
Loans	809,457	791,247	764,185	757,336	743,257	2	9
Less: Allowance for loan losses	13,466	13,915	14,065	14,185	14,889	(3)	(10)
Loans, net of allowance for loan losses	795,991	777,332	750,120	743,151	728,368	2	9
Accrued interest and accounts receivable	57,926	69,642	70,006	70,079	75,504	(17)	(23)
Premises and equipment	14,709	15,073	14,963	15,133	15,177	(2)	(3)
Goodwill	47,405	47,476	47,453	47,647	47,970	—	(1)
Mortgage servicing rights	6,716	7,571	6,641	7,436	8,236	(11)	(18)
Other intangible assets	1,036	1,091	1,128	1,192	1,274	(5)	(19)
Other assets	103,381	101,469	99,796	102,597	100,218	2	3
TOTAL ASSETS	$2,417,121	$2,449,599	$2,577,148	$2,572,773	$2,526,655	(1)	(4)

LIABILITIES
Deposits	$1,273,106	$1,287,332	$1,367,887	$1,363,427	$1,334,534	(1)	(5)
Federal funds purchased and securities loaned or sold
under repurchase agreements	180,319	180,897	196,578	192,101	198,746	—	(9)
Commercial paper	19,656	42,238	55,655	66,344	59,960	(53)	(67)
Other borrowed funds	27,174	30,061	29,035	30,222	31,892	(10)	(15)
Trading liabilities:
Debt and equity instruments	84,334	80,396	84,437	81,699	84,305	5	—
Derivative payables	57,140	59,026	73,836	71,116	58,951	(3)	(3)
Accounts payable and other liabilities	187,986	191,749	202,157	206,939	211,043	(2)	(11)
Beneficial interests issued by consolidated VIEs	48,733	50,002	51,091	52,362	47,564	(3)	2
Long-term debt	292,945	286,693	280,608	276,836	268,721	2	9
TOTAL LIABILITIES	2,171,393	2,208,394	2,341,284	2,341,046	2,295,716	(2)	(5)

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	24,918	21,493	20,063	20,063	5	30
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	92,316	92,204	92,245	93,270	93,060	—	(1)
Retained earnings	143,050	138,294	134,048	129,977	126,896	3	13
Accumulated other comprehensive income	751	1,102	2,430	2,189	3,266	(32)	(77)
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(20,541)	(19,397)	(18,436)	(17,856)	(16,430)	(6)	(25)
TOTAL STOCKHOLDERS’ EQUITY	245,728	241,205	235,864	231,727	230,939	2	6
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,417,121	$2,449,599	$2,577,148	$2,572,773	$2,526,655	(1)	(4)

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
AVERAGE BALANCES	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
ASSETS
Deposits with banks	$413,038	$437,776	$480,182	$414,672	$362,434	(6)%	14%	$443,420	$338,998	31%
Federal funds sold and securities purchased under
resale agreements	201,673	205,352	217,546	215,439	224,088	(2)	(10)	208,132	235,561	(12)
Securities borrowed	98,193	107,178	111,197	115,033	118,014	(8)	(17)	105,475	117,048	(10)
Trading assets - debt instruments	202,388	208,823	210,069	222,223	213,335	(3)	(5)	207,065	206,695	—
Securities	307,364	323,941	334,967	350,804	360,365	(5)	(15)	321,990	354,180	(9)
Loans	793,584	774,205	757,638	746,735	741,831	3	7	775,274	736,628	5
Other assets (a)	40,650	40,362	37,202	38,873	41,718	1	(3)	39,417	41,555	(5)
Total interest-earning assets	2,056,890	2,097,637	2,148,801	2,103,779	2,061,785	(2)	—	2,100,773	2,030,665	3
Trading assets - equity instruments	96,868	117,638	112,118	114,652	118,201	(18)	(18)	108,819	117,324	(7)
Trading assets - derivative receivables	69,646	73,805	83,901	76,937	65,786	(6)	6	75,732	63,815	19
All other noninterest-earning assets	198,304	205,246	212,190	216,076	209,100	(3)	(5)	205,195	214,458	(4)
TOTAL ASSETS	$2,421,708	$2,494,326	$2,557,010	$2,511,444	$2,454,872	(3)	(1)	$2,490,519	$2,426,262	3
LIABILITIES
Interest-bearing deposits	$852,219	$869,523	$904,325	$880,283	$865,041	(2)	(1)	$875,164	$864,981	1
Federal funds purchased and securities loaned or
sold under repurchase agreements	188,006	200,054	200,236	206,671	213,975	(6)	(12)	196,054	209,197	(6)
Commercial paper	26,167	49,020	60,013	61,833	59,359	(47)	(56)	44,943	59,270	(24)
Trading liabilities - debt, short-term and other liabilities (b)	198,876	213,246	223,361	224,967	219,666	(7)	(9)	211,739	218,510	(3)
Beneficial interests issued by consolidated VIEs	49,855	51,648	50,718	48,281	47,336	(3)	5	50,737	47,927	6
Long-term debt	288,858	282,707	279,318	273,829	266,639	2	8	283,662	269,069	5
Total interest-bearing liabilities	1,603,981	1,666,198	1,717,971	1,695,864	1,672,016	(4)	(4)	1,662,299	1,668,954	—
Noninterest-bearing deposits	418,742	429,622	432,188	418,313	404,634	(3)	3	426,802	387,763	10
Trading liabilities - equity instruments	17,595	16,528	18,210	15,659	17,385	6	1	17,442	16,444	6
Trading liabilities - derivative payables	61,754	64,249	76,049	64,784	51,524	(4)	20	67,298	51,379	31
All other noninterest-bearing liabilities	76,895	80,515	79,415	84,874	81,090	(4)	(5)	78,932	79,842	(1)
TOTAL LIABILITIES	2,178,967	2,257,112	2,323,833	2,279,494	2,226,649	(3)	(2)	2,252,773	2,204,382	2
Preferred stock	25,718	23,476	20,825	20,063	18,602	10	38	23,357	15,992	46
Common stockholders’ equity	217,023	213,738	212,352	211,887	209,621	2	4	214,389	205,888	4
TOTAL STOCKHOLDERS’ EQUITY	242,741	237,214	233,177	231,950	228,223	2	6	237,746	221,880	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,421,708	$2,494,326	$2,557,010	$2,511,444	$2,454,872	(3)	(1)	$2,490,519	$2,426,262	3

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.28%	0.29%	0.29%	0.31%	0.33%			0.28%	0.33%
Federal funds sold and securities purchased under
resale agreements	0.85	0.66	0.74	0.75	0.71			0.75	0.70
Securities borrowed (d)	(0.48)	(0.59)	(0.44)	(0.45)	(0.50)			(0.50)	(0.42)
Trading assets - debt instruments	3.04	3.37	3.39	3.35	3.49			3.27	3.57
Securities	2.85	2.77	2.82	2.77	2.73			2.81	2.76
Loans	4.24	4.21	4.28	4.32	4.33			4.24	4.40
Other assets (a)	1.67	1.74	1.59	1.61	1.63			1.67	1.63
Total interest-earning assets	2.51	2.44	2.42	2.49	2.54			2.46	2.59

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.14	0.14	0.16	0.18	0.18			0.15	0.19
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.34	0.29	0.29	0.28	0.25			0.30	0.29
Commercial paper	0.35	0.25	0.23	0.22	0.22			0.26	0.22
Trading liabilities - debt, short-term and other liabilities (b)	0.26	0.32	0.28	0.26	0.12			0.29	0.34
Beneficial interests issued by consolidated VIEs	0.92	0.85	0.79	0.80	0.82			0.85	0.86
Long-term debt	1.50	1.52	1.59	1.55	1.61			1.53	1.66
Total interest-bearing liabilities	0.45	0.44	0.45	0.44	0.43			0.45	0.48

INTEREST RATE SPREAD	2.06%	2.00%	1.97%	2.05%	2.11%			2.01%	2.11%
NET YIELD ON INTEREST-EARNING ASSETS	2.16%	2.09%	2.07%	2.14%	2.19%			2.11%	2.19%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is a result of increased client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 33.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
OTHER INCOME
Other income - reported	$628	$586	$582	$546	$955	7%	(34)%	$1,796	$2,467	(27)%
Fully taxable-equivalent adjustments (a)	477	447	481	537	424	7	13	1,405	1,251	12
Other income - managed	$1,105	$1,033	$1,063	$1,083	$1,379	7	(20)	$3,201	$3,718	(14)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$11,856	$13,128	$13,389	$11,688	$13,362	(10)	(11)	$38,373	$39,790	(4)
Fully taxable-equivalent adjustments (a)	477	447	481	537	424	7	13	1,405	1,251	12
Total noninterest revenue - managed	$12,333	$13,575	$13,870	$12,225	$13,786	(9)	(11)	$39,778	$41,041	(3)

NET INTEREST INCOME
Net interest income - reported	$10,924	$10,684	$10,677	$11,062	$11,107	2	(2)	$32,285	$32,572	(1)
Fully taxable-equivalent adjustments (a)	278	272	273	262	253	2	10	823	723	14
Net interest income - managed	$11,202	$10,956	$10,950	$11,324	$11,360	2	(1)	$33,108	$33,295	(1)

TOTAL NET REVENUE
Total net revenue - reported	$22,780	$23,812	$24,066	$22,750	$24,469	(4)	(7)	$70,658	$72,362	(2)
Fully taxable-equivalent adjustments (a)	755	719	754	799	677	5	12	2,228	1,974	13
Total net revenue - managed	$23,535	$24,531	$24,820	$23,549	$25,146	(4)	(6)	$72,886	$74,336	(2)

PRE-PROVISION PROFIT
Pre-provision profit - reported	$7,412	$9,312	$9,183	$7,341	$8,671	(20)	(15)	$25,907	$26,497	(2)
Fully taxable-equivalent adjustments (a)	755	719	754	799	677	5	12	2,228	1,974	13
Pre-provision profit - managed	$8,167	$10,031	$9,937	$8,140	$9,348	(19)	(13)	$28,135	$28,471	(1)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$6,730	$8,377	$8,224	$6,501	$7,914	(20)	(15)	$23,331	$24,198	(4)
Fully taxable-equivalent adjustments (a)	755	719	754	799	677	5	12	2,228	1,974	13
Income before income tax expense - managed	$7,485	$9,096	$8,978	$7,300	$8,591	(18)	(13)	$25,559	$26,172	(2)

INCOME TAX EXPENSE
Income tax expense/(benefit) - reported	$(74)	$2,087	$2,310	$1,570	$2,349	NM	NM	$4,323	$7,384	(41)
Fully taxable-equivalent adjustments (a)	755	719	754	799	677	5	12	2,228	1,974	13
Income tax expense - managed	$681	$2,806	$3,064	$2,369	$3,026	(76)	(77)	$6,551	$9,358	(30)

OVERHEAD RATIO
Overhead ratio - reported	67%	61%	62%	68%	65%			63%	63%
Overhead ratio - managed	65	59	60	65	63			61	62

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$10,879	$11,015	$10,704	$10,949	$11,367	(1)%	(4)%	$32,598	$33,419	(2)%
Corporate & Investment Bank	8,168	8,723	9,582	7,383	9,105	(6)	(10)	26,473	27,212	(3)
Commercial Banking	1,644	1,739	1,742	1,770	1,703	(5)	(3)	5,125	5,112	—
Asset Management	2,894	3,175	3,005	3,200	3,046	(9)	(5)	9,074	8,828	3
Corporate	(50)	(121)	(213)	247	(75)	59	33	(384)	(235)	(63)
TOTAL NET REVENUE	$23,535	$24,531	$24,820	$23,549	$25,146	(4)	(6)	$72,886	$74,336	(2)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,237	$6,210	$6,190	$6,411	$6,305	—	(1)	$18,637	$19,198	(3)
Corporate & Investment Bank	6,131	5,137	5,657	5,576	6,035	19	2	16,925	17,697	(4)
Commercial Banking	719	703	709	666	668	2	8	2,131	2,029	5
Asset Management	2,109	2,406	2,175	2,320	2,081	(12)	1	6,690	6,218	8
Corporate	172	44	152	436	709	291	(76)	368	723	(49)
TOTAL NONINTEREST EXPENSE	$15,368	$14,500	$14,883	$15,409	$15,798	6	(3)	$44,751	$45,865	(2)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,642	$4,805	$4,514	$4,538	$5,062	(3)	(8)	$13,961	$14,221	(2)
Corporate & Investment Bank	2,037	3,586	3,925	1,807	3,070	(43)	(34)	9,548	9,515	—
Commercial Banking	925	1,036	1,033	1,104	1,035	(11)	(11)	2,994	3,083	(3)
Asset Management	785	769	830	880	965	2	(19)	2,384	2,610	(9)
Corporate	(222)	(165)	(365)	(189)	(784)	(35)	72	(752)	(958)	22
PRE-PROVISION PROFIT	$8,167	$10,031	$9,937	$8,140	$9,348	(19)	(13)	$28,135	$28,471	(1)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$389	$702	$930	$950	$902	(45)	(57)	$2,021	$2,570	(21)
Corporate & Investment Bank	232	50	(31)	(59)	(67)	364	NM	251	(102)	NM
Commercial Banking	82	182	61	(48)	(79)	(55)	NM	325	(141)	NM
Asset Management	(17)	—	4	3	9	NM	NM	(13)	1	NM
Corporate	(4)	1	(5)	(6)	(8)	NM	50	(8)	(29)	72
PROVISION FOR CREDIT LOSSES	$682	$935	$959	$840	$757	(27)	(10)	$2,576	$2,299	12

NET INCOME
Consumer & Community Banking	$2,630	$2,533	$2,219	$2,179	$2,529	4	4	$7,382	$7,006	5
Corporate & Investment Bank	1,464	2,341	2,537	972	1,680	(37)	(13)	6,342	5,936	7
Commercial Banking	518	525	598	693	671	(1)	(23)	1,641	1,942	(15)
Asset Management	475	451	502	540	590	5	(19)	1,428	1,613	(11)
Corporate	1,717	440	58	547	95	290	NM	2,215	317	NM
TOTAL NET INCOME	$6,804	$6,290	$5,914	$4,931	$5,565	8	22	$19,008	$16,814	13

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2015
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2015 Change
	2015		2015	2015	2014	2014	2015	2014	2015	2014	2014
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$173,571	(g)	$169,769	$167,142	$164,426	$162,462	2%	7%
Tier 1 capital	198,967	(g)(h)	194,725	188,791	186,294	183,777	2	8
Total capital	234,207	(g)	228,390	223,256	221,225	218,416	3	7
Risk-weighted assets (b)	1,503,311	(g)	1,499,638	1,536,688	1,472,602	1,462,240	—	3
CET1 capital ratio	11.5%	(g)	11.3%	10.9%	11.2%	11.1%
Tier 1 capital ratio	13.2	(g)	13.0	12.3	12.7	12.6
Total capital ratio	15.6	(g)	15.2	14.5	15.0	14.9

Advanced Transitional
CET1 capital	$173,571	(g)	169,769	167,142	164,426	162,462	2	7
Tier 1 capital	198,967	(g)(h)	194,725	188,791	186,294	183,777	2	8
Total capital	223,563	(g)	218,811	213,366	210,684	204,235	2	9
Risk-weighted assets	1,504,418	(g)	1,520,140	1,562,570	1,608,240	1,598,788	(1)	(6)
CET1 capital ratio	11.5%	(g)	11.2%	10.7%	10.2%	10.2%
Tier 1 capital ratio	13.2	(g)	12.8	12.1	11.6	11.5
Total capital ratio	14.9	(g)	14.4	13.7	13.1	12.8

Leverage-based capital metrics
Adjusted average assets (c)	$2,375,554	(g)	$2,448,357	$2,510,897	$2,465,414	$2,408,498	(3)	(1)
Tier 1 leverage ratio	8.4%	(g)	8.0%	7.5%	7.6%	7.6%
SLR leverage exposure (d)	$3,117,798	(g)	$3,223,844	3,300,819			(3)
SLR (d)	6.4%	(g)	6.0%	5.7%

TANGIBLE COMMON EQUITY (period-end) (e)
Common stockholders’ equity	$219,660		$216,287	$214,371	$211,664	$210,876	2	4
Less: Goodwill	47,405		47,476	47,453	47,647	47,970	—	(1)
Less: Other intangible assets	1,036		1,091	1,128	1,192	1,274	(5)	(19)
Add: Deferred tax liabilities (f)	3,105		2,876	2,870	2,853	2,991	8	4
Total tangible common equity	$174,324		$170,596	$168,660	$165,678	$164,623	2	6

TANGIBLE COMMON EQUITY (average) (e)
Common stockholders’ equity	$217,023		$213,738	$212,352	$211,887	$209,621	2	4	$214,389	$205,888	4
Less: Goodwill	47,428		47,485	47,491	47,900	48,081	—	(1)	47,468	48,073	(1)
Less: Other intangible assets	1,064		1,113	1,162	1,241	1,308	(4)	(19)	1,112	1,423	(22)
Add: Deferred tax liabilities (f)	2,991		2,873	2,862	2,922	2,980	4	—	2,909	2,959	(2)
Total tangible common equity	$171,522		$168,013	$166,561	$165,668	$163,212	2	5	$168,718	$159,351	6

INTANGIBLE ASSETS (period-end)
Goodwill	$47,405		$47,476	$47,453	$47,647	$47,970	—	(1)
Mortgage servicing rights	6,716		7,571	6,641	7,436	8,236	(11)	(18)
Other intangible assets	1,036		1,091	1,128	1,192	1,274	(5)	(19)
Total intangible assets	$55,157		$56,138	$55,222	$56,275	$57,480	(2)	(4)

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Regulatory capital on pages 146-153 of JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2014, and on pages 67–71 of the Firm’s Form 10-Q for the quarter ended June 30, 2015.

(b)	Effective January 1, 2015, Basel III Standardized Transitional RWA is calculated under the Basel III definition of the Standardized approach. Prior periods were based on Basel I with 2.5.

(c)
Adjusted average assets, for purposes of calculating the Tier 1 leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(d)
Beginning with the first quarter of 2015, the Firm is required to calculate a supplementary leverage ratio (“SLR”). The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(e)	For further discussion of TCE, see page 33.

(f)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(g)	Estimated.

(h)	At September 30, 2015, trust preferred securities included in Basel III Tier 1 capital were $999 million.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q15 Change					2015 Change
	3Q15	2Q15		1Q15	4Q14	3Q14	2Q15	3Q14	2015		2014	2014
EARNINGS PER SHARE
Basic earnings per share
Net income	$6,804	$6,290		$5,914	$4,931	$5,565	8%	22%	$19,008		$16,814	13%
Less: Preferred stock dividends	393	380		324	326	304	3	29	1,097		799	37
Net income applicable to common equity	6,411	5,910		5,590	4,605	5,261	8	22	17,911		16,015	12
Less: Dividends and undistributed earnings allocated to
participating securities	141	134		138	117	133	5	6	413		427	(3)
Net income applicable to common stockholders	$6,270	$5,776		$5,452	$4,488	$5,128	9	22	$17,498		$15,588	12

Total weighted-average basic shares outstanding	3,694.4	3,707.8		3,725.3	3,730.9	3,755.4	—	(2)	3,709.2		3,774.4	(2)
Net income per share	$1.70	$1.56		$1.46	$1.20	$1.37	9	24	$4.72		$4.13	14

Diluted earnings per share
Net income applicable to common stockholders	$6,270	$5,776		$5,452	$4,488	$5,128	9	22	$17,498		$15,588	12
Total weighted-average basic shares outstanding	3,694.4	3,707.8		3,725.3	3,730.9	3,755.4	—	(2)	3,709.2		3,774.4	(2)
Add: Employee stock options, SARs and warrants (a)	31.2	35.8		32.2	34.3	33.3	(13)	(6)	33.0		33.9	(3)
Total weighted-average diluted shares outstanding (b)	3,725.6	3,743.6		3,757.5	3,765.2	3,788.7	—	(2)	3,742.2		3,808.3	(2)
Net income per share	$1.68	$1.54		$1.45	$1.19	$1.35	9	24	$4.68		$4.09	14

COMMON DIVIDENDS
Cash dividends declared per share	$0.44	$0.44	(e)	$0.40	$0.40	$0.40	—	10	$1.28	(e)	$1.18	8
Dividend payout ratio	26%	28%		27%	33%	29%			27%		28%

COMMON EQUITY REPURCHASE PROGRAM (c)
Total shares of common stock repurchased	19.1	19.2		32.5	25.3	25.5	(1)	(25)	70.8		57.0	24
Average price paid per share of common stock	$65.30	$65.32		$58.40	$59.80	$58.37	—	12	$62.13		$57.01	9
Aggregate repurchases of common equity	1,248	1,249		1,900	1,510	1,489	—	(16)	4,397		3,250	35

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.9	2.0		28.8	1.8	2.4	(5)	(21)	32.7		39.1	(16)
Net impact of employee issuances on stockholders’ equity (d)	$248	$290		$333	$295	$288	(14)	(14)	$871		$948	(8)

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans. The aggregate number of shares issuable upon the exercise of such options was not material for the each of the three months ended September 30, 2015 and June 30, 2015, and the nine months ended September 30, 2015; and 1 million for each of the three months ended March 31, 2015, December 31, 2014, and September 30, 2014, and the nine months ended September 30, 2014, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)
On March 11, 2015, the Firm announced, following the release by the Board of Governors of the Federal Reserve System (“Federal Reserve”) of the 2015 CCAR results, that it is authorized to repurchase up to $6.4 billion of common equity between April 1, 2015, and June 30, 2016.

(d)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and stock appreciation rights (“SARs”).

(e)	On May 19, 2015, the Board of Directors increased the quarterly common stock dividend from $0.40 to $0.44 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$836	$766	$718	$782	$804	9%	4%	$2,320	$2,257	3%
Asset management, administration and commissions	565	553	530	538	534	2	6	1,648	1,558	6
Mortgage fees and related income	469	782	704	854	902	(40)	(48)	1,955	2,706	(28)
Card income	1,335	1,506	1,324	1,467	1,478	(11)	(10)	4,165	4,312	(3)
All other income	524	482	460	180	496	9	6	1,466	1,283	14
Noninterest revenue	3,729	4,089	3,736	3,821	4,214	(9)	(12)	11,554	12,116	(5)
Net interest income	7,150	6,926	6,968	7,128	7,153	3	—	21,044	21,303	(1)
TOTAL NET REVENUE	10,879	11,015	10,704	10,949	11,367	(1)	(4)	32,598	33,419	(2)

Provision for credit losses	389	702	930	950	902	(45)	(57)	2,021	2,570	(21)

NONINTEREST EXPENSE
Compensation expense	2,413	2,478	2,530	2,535	2,627	(3)	(8)	7,421	8,003	(7)
Noncompensation expense	3,824	3,732	3,660	3,876	3,678	2	4	11,216	11,195	—
TOTAL NONINTEREST EXPENSE	6,237	6,210	6,190	6,411	6,305	—	(1)	18,637	19,198	(3)

Income before income tax expense	4,253	4,103	3,584	3,588	4,160	4	2	11,940	11,651	2
Income tax expense	1,623	1,570	1,365	1,409	1,631	3	—	4,558	4,645	(2)
NET INCOME	$2,630	$2,533	$2,219	$2,179	$2,529	4	4	$7,382	$7,006	5

FINANCIAL RATIOS
ROE	20%	19%	17%	16%	19%			18%	18%
Overhead ratio	57	56	58	59	55			57	57

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$484,253	$472,181	$455,624	$455,634	$448,033	3	8	$484,253	$448,033	8
Trading assets - loans (a)	6,633	6,700	6,756	8,423	10,750	(1)	(38)	6,633	10,750	(38)
Loans:
Loans retained	427,958	413,363	398,314	396,288	390,709	4	10	427,958	390,709	10
Loans held-for-sale	1,582	2,825	2,720	3,416	876	(44)	81	1,582	876	81
Total loans	429,540	416,188	401,034	399,704	391,585	3	10	429,540	391,585	10
Core loans	320,415	301,154	280,252	273,494	259,943	6	23	320,415	259,943	23

Deposits	539,182	530,767	531,027	502,520	493,249	2	9	539,182	493,249	9
Equity (b)	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$478,914	$463,404	$454,763	$450,260	$447,121	3	7	$465,782	$446,904	4
Trading assets - loans (a)	8,468	7,068	7,992	8,746	9,346	20	(9)	7,845	7,802	1
Loans:
Loans retained	419,741	406,029	395,084	392,764	390,129	3	8	407,042	389,024	5
Loans held-for-sale	2,124	2,100	2,984	1,417	876	1	142	2,399	749	220
Total loans	421,865	408,129	398,068	394,181	391,005	3	8	409,441	389,773	5
Deposits	535,987	529,448	512,157	497,667	492,022	1	9	525,951	483,297	9
Equity (b)	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount	128,601	132,302	135,908	137,186	138,686	(3)	(7)	128,601	138,686	(7)

(a)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

(b)	Equity is allocated to the sub-business segments with $5.0 billion and $3.0 billion of capital in 2015 and 2014, respectively, held at the CCB level related to legacy mortgage servicing matters.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$965	$1,027	$1,054	$1,197	$1,102	(6)%	(12)%	$3,046	$3,576	(15)%
Nonaccrual loans (b)(c)	5,433	5,876	6,143	6,401	6,639	(8)	(18)	5,433	6,639	(18)
Nonperforming assets (b)(c)	5,778	6,250	6,569	6,872	7,138	(8)	(19)	5,778	7,138	(19)
Allowance for loan losses (a)	9,211	9,838	10,219	10,404	10,993	(6)	(16)	9,211	10,993	(16)

Net charge-off rate (a)	0.91%	1.01%	1.08%	1.21%	1.12%			1.00%	1.23%
Net charge-off rate, excluding purchased credit-impaired
(“PCI”) loans	1.02	1.14	1.22	1.38	1.28			1.12	1.41
Allowance for loan losses to period-end loans retained	2.15	2.38	2.57	2.63	2.81			2.15	2.81
Allowance for loan losses to period-end loans retained,
excluding PCI loans (d)	1.67	1.79	1.97	2.02	2.14			1.67	2.14
Allowance for loan losses to nonaccrual loans
retained, excluding credit card (b)(d)	55	56	57	58	57			55	57
Nonaccrual loans to total period-end loans, excluding
credit card	1.80	2.03	2.21	2.38	2.51			1.80	2.51
Nonaccrual loans to total period-end loans, excluding
credit card and PCI loans (b)	2.09	2.39	2.64	2.88	3.07			2.09	3.07

BUSINESS METRICS
Number of:
Branches	5,471	5,504	5,570	5,602	5,613	(1)	(3)	5,471	5,613	(3)
ATMs	18,623	18,050	18,298	18,056	20,513	3	(9)	18,623	20,513	(9)
Active online customers (in thousands) (e)	38,511	37,878	37,696	36,396	35,957	2	7	38,511	35,957	7
Active mobile customers (in thousands)	22,232	21,001	19,962	19,084	18,351	6	21	22,232	18,351	21

Note: CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 33.

(a)
Net charge-offs and the net charge-off rates for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, excluded $52 million, $55 million, $55 million, $337 million and $87 million, respectively, and for the nine months ended September 30, 2015, and 2014, excluded $162 million and $196 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see summary of changes in the allowances on page 31.

(b)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(c)
At September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $6.6 billion, $7.0 billion, $7.5 billion, $7.8 billion and $7.8 billion respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $289 million, $282 million, $346 million, $367 million and $354 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $327 million, $384 million, $469 million, $462 million, and $464 million, respectively. These amounts have been excluded based upon the government guarantee.

(d)
The allowance for loan losses for PCI loans was $2.8 billion at September 30, 2015, $3.2 billion at June 30, 2015, $3.3 billion at both March 31, 2015, and December 31, 2014, and $3.7 billion at September 30, 2014; these amounts were also excluded from the applicable ratios.

(e)	Users of all internet browsers and mobile platforms (mobile smartphone, tablet and SMS) who have logged in within the past 90 days.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
CONSUMER & BUSINESS BANKING

INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$829	$760	$711	$776	$796	9%	4%	$2,300	$2,234	3%
Asset management, administration and commissions	546	534	512	513	522	2	5	1,592	1,512	5
Card income	440	435	404	414	409	1	8	1,279	1,191	7
All other income	135	135	122	123	127	—	6	392	411	(5)
Noninterest revenue	1,950	1,864	1,749	1,826	1,854	5	5	5,563	5,348	4
Net interest income	2,605	2,619	2,609	2,733	2,807	(1)	(7)	7,833	8,319	(6)
Total net revenue	4,555	4,483	4,358	4,559	4,661	2	(2)	13,396	13,667	(2)
Provision for credit losses	50	68	60	88	75	(26)	(33)	178	217	(18)
Noninterest expense	2,956	3,056	2,958	3,026	3,032	(3)	(3)	8,970	9,123	(2)
Income before income tax expense	1,549	1,359	1,340	1,445	1,554	14	—	4,248	4,327	(2)
Net income	$954	$831	$828	$861	$927	15	3	$2,613	$2,582	1

ROE	32%	28%	28%	31%	33%			29%	31%
Overhead ratio	65	68	68	66	65			67	67
Equity (period-end and average)	$11,500	$11,500	$11,500	$11,000	$11,000	—	5	$11,500	$11,000	5

BUSINESS METRICS
Business banking origination volume	$1,715	$1,911	$1,540	$1,529	$1,649	(10)	4	$5,166	$5,070	2
Period-end loans	22,346	21,940	21,608	21,200	20,644	2	8	22,346	20,644	8
Period-end deposits:
Checking	231,968	226,888	227,382	213,049	203,839	2	14	231,968	203,839	14
Savings	273,468	268,777	267,696	255,148	251,661	2	9	273,468	251,661	9
Time and other	18,547	19,317	20,329	21,349	23,304	(4)	(20)	18,547	23,304	(20)
Total period-end deposits	523,983	514,982	515,407	489,546	478,804	2	9	523,983	478,804	9
Average loans	22,069	21,732	21,317	20,830	20,382	2	8	21,709	19,923	9
Average deposits:
Checking	229,003	225,803	216,312	207,312	201,473	1	14	223,753	196,194	14
Savings	271,526	267,212	260,461	253,412	250,845	2	8	266,440	247,889	7
Time and other	18,885	19,829	20,837	22,113	23,845	(5)	(21)	19,843	24,712	(20)
Total average deposits	519,414	512,844	497,610	482,837	476,163	1	9	510,036	468,795	9
Deposit margin	1.86%	1.92%	1.99%	2.11%	2.20%			1.92%	2.24%
Average assets	$40,991	$41,290	$41,774	$39,163	$38,089	(1)	8	$41,348	$38,006	9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$50	$68	$59	$85	$75	(26)	(33)	$177	$220	(20)
Net charge-off rate	0.90%	1.26%	1.12%	1.62%	1.46%			1.09%	1.48%
Allowance for loan losses	$703	$703	$703	$703	$703	—	—	$703	$703	—
Nonperforming assets	242	246	274	286	304	(2)	(20)	242	304	(20)

RETAIL BRANCH BUSINESS METRICS
Net new investment assets	$2,783	$3,362	$3,821	$3,254	$4,269	(17)	(35)	$9,966	$12,834	(22)
Client investment assets	213,263	221,490	219,192	213,459	207,790	(4)	3	213,263	207,790	3
% managed accounts	41%	41%	40%	39%	39%			41%	39%
Number of:
Chase Private Client locations	2,740	2,661	2,573	2,514	2,461	3	11	2,740	2,461	11
Personal bankers	18,554	19,735	20,503	21,039	20,965	(6)	(12)	18,554	20,965	(12)
Sales specialists	3,600	3,763	3,842	3,994	4,155	(4)	(13)	3,600	4,155	(13)
Client advisors	2,965	2,996	3,065	3,090	3,099	(1)	(4)	2,965	3,099	(4)
Chase Private Clients	418,258	390,220	358,115	325,653	290,662	7	44	418,258	290,662	44
Accounts (in thousands) (a)	31,277	31,041	30,755	30,481	30,424	1	3	31,277	30,424	3

(a)	Includes checking accounts and Chase Liquid® cards.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
MORTGAGE BANKING

INCOME STATEMENT
REVENUE
Mortgage fees and related income	$469	$782	$704	$854	$902	(40)%	(48)%	$1,955	$2,706	(28)%
All other income	(26)	(5)	(11)	(9)	66	(420)	NM	(42)	46	NM
Noninterest revenue	443	777	693	845	968	(43)	(54)	1,913	2,752	(30)
Net interest income	1,112	1,056	1,056	1,030	1,059	5	5	3,224	3,199	1
Total net revenue	1,555	1,833	1,749	1,875	2,027	(15)	(23)	5,137	5,951	(14)
Provision for credit losses	(534)	(219)	4	13	(19)	(144)	NM	(749)	(230)	(226)
Noninterest expense	1,118	1,110	1,219	1,296	1,279	1	(13)	3,447	3,988	(14)
Income before income tax expense	971	942	526	566	767	3	27	2,439	2,193	11
Net income	$602	$584	$326	$338	$465	3	29	$1,512	$1,330	14

ROE	14%	14%	7%	7%	10%			12%	9%
Overhead ratio	72	61	70	69	63			67	67
Equity (period-end and average)	$16,000	$16,000	$16,000	$18,000	$18,000	—	(11)	$16,000	$18,000	(11)

SUPPLEMENTAL INFORMATION
MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue (a)	$176	$233	$237	$325	$253	(24)	(30)	$646	$865	(25)
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	648	707	749	779	787	(8)	(18)	2,104	2,524	(17)
Changes in MSR asset fair value due to collection/
realization of expected cash flows	(232)	(228)	(214)	(209)	(214)	(2)	(8)	(674)	(696)	3
Total operating revenue	416	479	535	570	573	(13)	(27)	1,430	1,828	(22)
Risk management:
Changes in MSR asset fair value due to market interest
rates and other (b)	(677)	815	(476)	(775)	(101)	NM	NM	(338)	(831)	59
Other changes in MSR asset fair value due to other inputs
and assumptions in model (c)	(88)	(22)	(102)	(22)	44	(300)	NM	(212)	(196)	(8)
Changes in derivative fair value and other	642	(723)	510	756	133	NM	383	429	1,040	(59)
Total risk management	(123)	70	(68)	(41)	76	NM	NM	(121)	13	NM
Total net mortgage servicing revenue	293	549	467	529	649	(47)	(55)	1,309	1,841	(29)
Mortgage fees and related income	$469	$782	$704	$854	$902	(40)	(48)	$1,955	$2,706	(28)

NET INTEREST INCOME:
Mortgage Production and Mortgage Servicing	$147	$139	$158	$172	$204	6	(28)	$444	$564	(21)
Real Estate Portfolios	965	917	898	858	855	5	13	2,780	2,635	6
Total net interest income	$1,112	$1,056	$1,056	$1,030	$1,059	5	5	$3,224	$3,199	1

NONINTEREST EXPENSE:
Mortgage Production	$374	$360	$421	$373	$381	4	(2)	$1,155	$1,271	(9)
Mortgage Servicing	453	466	582	559	577	(3)	(21)	1,501	1,708	(12)
Real Estate Portfolios	291	284	216	364	321	2	(9)	791	1,009	(22)
Total noninterest expense	$1,118	$1,110	$1,219	$1,296	$1,279	1	(13)	$3,447	$3,988	(14)

(a)
Included repurchase (losses)/benefits of $44 million, $28 million, $33 million, $131 million, and $62 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively, and $105 million and $327 million for the nine months ended September 30, 2015, and 2014, respectively.

(b)	Represents both the impact of changes in estimated future prepayments due to changes in market interest rates, and the difference between actual and expected prepayments.

(c)
Represents the aggregate impact of changes in model inputs and assumptions such as projected cash flows (e.g., cost to service), discount rates and changes in prepayments other than those attributable to changes in market interest rates (e.g., changes in prepayments due to changes in home prices).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
MORTGAGE BANKING (continued)

SELECTED BALANCE SHEET DATA
Trading assets - loans (period-end) (a)	$6,633	$6,700	$6,756	$8,423	$10,750	(1)%	(38)%	$6,633	$10,750	(38)%
Trading assets - loans (average) (a)	8,468	7,068	7,992	8,746	9,346	20	(9)	7,845	7,802	1

Loans, excluding PCI loans
Period-end loans owned
Home equity	$45,359	$47,228	$49,067	$50,899	$52,679	(4)	(14)	$45,359	$52,679	(14)
Prime mortgage, including option ARMs	122,714	107,001	91,956	80,414	74,338	15	65	122,714	74,338	65
Subprime mortgage	3,853	4,660	4,828	5,083	5,547	(17)	(31)	3,853	5,547	(31)
Other	417	435	454	477	492	(4)	(15)	417	492	(15)
Total period-end loans owned	$172,343	$159,324	$146,305	$136,873	$133,056	8	30	$172,343	$133,056	30
Average loans owned
Home equity	$46,250	$48,148	$50,007	$51,803	$53,560	(4)	(14)	$48,121	$55,288	(13)
Prime mortgage, including option ARMs	114,537	99,315	86,111	77,663	72,774	15	57	100,091	69,410	44
Subprime mortgage	4,261	4,735	4,968	5,365	5,922	(10)	(28)	4,652	6,558	(29)
Other	426	445	466	484	502	(4)	(15)	446	521	(14)
Total average loans owned	$165,474	$152,643	$141,552	$135,315	$132,758	8	25	$153,310	$131,777	16

PCI loans
Period-end loans owned
Home equity	$15,490	$16,088	$16,638	$17,095	$17,572	(4)	(12)	$15,490	$17,572	(12)
Prime mortgage	9,196	9,553	9,916	10,220	10,887	(4)	(16)	9,196	10,887	(16)
Subprime mortgage	3,329	3,449	3,559	3,673	3,790	(3)	(12)	3,329	3,790	(12)
Option ARMs	14,221	14,716	15,243	15,708	16,238	(3)	(12)	14,221	16,238	(12)
Total period-end loans owned	$42,236	$43,806	$45,356	$46,696	$48,487	(4)	(13)	$42,236	$48,487	(13)
Average loans owned
Home equity	$15,775	$16,354	$16,847	$17,319	$17,806	(4)	(11)	$16,321	$18,270	(11)
Prime mortgage	9,372	9,724	10,063	10,584	11,103	(4)	(16)	9,717	11,484	(15)
Subprime mortgage	3,385	3,490	3,604	3,717	3,843	(3)	(12)	3,492	3,989	(12)
Option ARMs	14,451	14,940	15,446	15,934	16,503	(3)	(12)	14,943	17,084	(13)
Total average loans owned	$42,983	$44,508	$45,960	$47,554	$49,255	(3)	(13)	$44,473	$50,827	(13)

Total Mortgage Banking
Period-end loans owned
Home equity	$60,849	$63,316	$65,705	$67,994	$70,251	(4)	(13)	$60,849	$70,251	(13)
Prime mortgage, including option ARMs	146,131	131,270	117,115	106,342	101,463	11	44	146,131	101,463	44
Subprime mortgage	7,182	8,109	8,387	8,756	9,337	(11)	(23)	7,182	9,337	(23)
Other	417	435	454	477	492	(4)	(15)	417	492	(15)
Total period-end loans owned	$214,579	$203,130	$191,661	$183,569	$181,543	6	18	$214,579	$181,543	18
Average loans owned
Home equity	$62,025	$64,502	$66,854	$69,122	$71,366	(4)	(13)	$64,442	$73,558	(12)
Prime mortgage, including option ARMs	138,360	123,979	111,620	104,181	100,380	12	38	124,751	97,978	27
Subprime mortgage	7,646	8,225	8,572	9,082	9,765	(7)	(22)	8,144	10,547	(23)
Other	426	445	466	484	502	(4)	(15)	446	521	(14)
Total average loans owned	$208,457	$197,151	$187,512	$182,869	$182,013	6	15	$197,783	$182,604	8

(a)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

QUARTERLY TRENDS	NINE MONTHS ENDED SEPTEMBER 30,
3Q15 Change	2015 Change
3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
MORTGAGE BANKING (continued)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries), excluding PCI loans (a)
Home equity	$82	$69	$87	$87	$95	19%	(14)%	$238	$386	(38)%
Prime mortgage, including option ARMs	9	11	14	34	9	(18)	—	34	(6)	NM
Subprime mortgage	(51)	(1)	1	(10)	(25)	NM	(104)	(51)	(17)	(200)
Other	1	2	2	2	2	(50)	(50)	5	7	(29)
Total net charge-offs/(recoveries), excluding PCI loans	$41	$81	$104	$113	$81	(49)	(49)	$226	$370	(39)
Net charge-off/(recovery) rate, excluding PCI loans
Home equity	0.70%	0.57%	0.71%	0.67%	0.70%	0.66%	0.93%
Prime mortgage, including option ARMs	0.03	0.04	0.07	0.17	0.05	0.05	(0.01)
Subprime mortgage	(5.17)	(0.08)	0.08	(0.74)	(1.68)	(1.51)	(0.35)
Other	0.93	1.80	1.74	1.64	1.58	1.50	1.80
Total net charge-off/(recovery) rate, excluding PCI loans	0.10	0.21	0.30	0.33	0.24	0.20	0.38
Net charge-off/(recovery) rate - reported (a)
Home equity	0.52%	0.43%	0.53%	0.50%	0.53%	0.49%	0.70%
Prime mortgage, including option ARMs	0.03	0.04	0.05	0.13	0.04	0.04	(0.01)
Subprime mortgage	(2.77)	(0.05)	0.05	(0.44)	(1.02)	(0.85)	(0.22)
Other	0.93	1.80	1.74	1.64	1.58	1.50	1.80
Total net charge-off/(recovery) rate - reported	0.08	0.17	0.23	0.25	0.18	0.15	0.27

30+ day delinquency rate, excluding PCI loans (b)(c)	1.74%	1.95%	2.30%	2.61%	2.76%	1.74%	2.76%
Allowance for loan losses, excluding PCI loans	$1,588	$1,788	$2,088	$2,188	$2,288	(11)	(31)	$1,588	$2,288	(31)
Allowance for PCI loans (a)	2,788	3,215	3,270	3,325	3,662	(13)	(24)	2,788	3,662	(24)
Allowance for loan losses	$4,376	$5,003	$5,358	$5,513	$5,950	(13)	(26)	$4,376	$5,950	(26)
Nonperforming assets (d)(e)	5,143	5,630	5,910	6,175	6,455	(9)	(20)	5,143	6,455	(20)
Allowance for loan losses to period-end loans retained	2.04%	2.48%	2.80%	3.01%	3.29%	2.04%	3.29%
Allowance for loan losses to period-end loans retained,
excluding PCI loans	0.92	1.13	1.43	1.60	1.73	0.92	1.73

BUSINESS METRICS (in billions)
Mortgage origination volume by channel
Retail	$9.5	$9.8	$8.1	$7.7	$7.9	(3)	20	$27.4	$21.8	26
Correspondent	20.4	19.5	16.6	15.3	13.3	5	53	56.5	33.2	70
Total mortgage origination volume (f)	$29.9	$29.3	$24.7	$23.0	$21.2	2	41	$83.9	$55.0	53

Total loans serviced (period-end)	$929.0	$917.0	$924.3	$948.8	$963.4	1	(4)	$929.0	$963.4	(4)
Third-party mortgage loans serviced (period-end)	702.6	723.4	723.5	751.5	766.3	(3)	(8)	$702.6	766.3	(8)
Third-party mortgage loans serviced (average)	713.0	723.5	737.5	758.9	776.3	(1)	(8)	724.6	793.3	(9)
MSR carrying value (period-end)	6.7	7.6	6.6	7.4	8.2	(12)	(18)	6.7	8.2	(18)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	0.95%	1.05%	0.91%	0.98%	1.07%	0.95%	1.07%
Ratio of annualized loan servicing-related revenue to third-party
mortgage loans serviced (average)	0.34	0.35	0.36	0.35	0.35	0.35	0.36
MSR revenue multiple (g)	2.79	x	3.00	x	2.53	x	2.80	x	3.06	x	2.71	x	2.97	x

(a)
Net charge-offs and the net charge-off rates for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, excluded $52 million, $55 million, $55 million, $337 million and $87 million, respectively, and for the nine months ended September 30, 2015, and 2014, excluded $162 million and $196 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see summary of changes in the allowances on page 31.

(b)
At September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, excluded mortgage loans insured by U.S. government agencies of $8.5 billion, $8.8 billion, $9.2 billion, $9.7 billion and $9.6 billion respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(c)	The 30+ day delinquency rate for PCI loans was 11.29%, 11.65%, 12.25%, 13.33% and 13.69%, at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively.

(d)
At September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $6.6 billion, $7.0 billion, $7.5 billion, $7.8 billion and $7.8 billion, respectively, that are 90 or more days past due and (2) real estate owned (“REO”) insured by U.S. government agencies of $327million, $384 million, $469 million, $462 million and $464 million respectively. These amounts have been excluded based upon the government guarantee.

(e)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(f)
Firmwide mortgage origination volume was $32.2 billion, $31.7 billion, $26.6 billion, $24.4 billion and $22.7 billion for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, and $90.5 billion and $58.9 billion for the nine months ended September 30, 2015, and 2014, respectively.

(g)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
CARD, COMMERCE SOLUTIONS & AUTO

INCOME STATEMENT
REVENUE
Card income	$895	$1,070	$920	$1,053	$1,068	(16)%	(16)%	$2,885	$3,120	(8)%
All other income	441	378	374	97	324	17	36	1,193	896	33
Noninterest revenue	1,336	1,448	1,294	1,150	1,392	(8)	(4)	4,078	4,016	2
Net interest income	3,433	3,251	3,303	3,365	3,287	6	4	9,987	9,785	2
Total net revenue	4,769	4,699	4,597	4,515	4,679	1	2	14,065	13,801	2
Provision for credit losses	873	853	866	849	846	2	3	2,592	2,583	—
Noninterest expense (a)	2,163	2,044	2,013	2,089	1,994	6	8	6,220	6,087	2
Income before income tax expense	1,733	1,802	1,718	1,577	1,839	(4)	(6)	5,253	5,131	2
Net income	$1,074	$1,118	$1,065	$980	$1,137	(4)	(6)	$3,257	$3,094	5

ROE	22%	23%	22%	20%	23%			23%	21%
Overhead ratio	45	43	44	46	43			44	44
Equity (period-end and average)	$18,500	$18,500	$18,500	$19,000	$19,000	—	(3)	$18,500	$19,000	(3)

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$126,979	$126,025	$123,257	$131,048	$126,959	1	—	$126,979	$126,959	—
Auto	57,174	56,330	55,455	54,536	52,778	1	8	57,174	52,778	8
Student	8,462	8,763	9,053	9,351	9,661	(3)	(12)	8,462	9,661	(12)
Total loans	$192,615	$191,118	$187,765	$194,935	$189,398	1	2	$192,615	$189,398	2
Auto operating lease assets	8,428	7,742	7,123	6,690	6,431	9	31	8,428	6,431	31

SELECTED BALANCE SHEET DATA (average)
Total assets	$206,653	$204,596	$203,925	$205,081	$202,833	1	2	$205,068	$201,775	2
Loans:
Credit Card	126,305	124,539	125,025	127,351	126,107	1	—	125,294	124,360	1
Auto	56,412	55,800	55,005	53,612	52,666	1	7	55,744	52,741	6
Student	8,622	8,907	9,209	9,519	9,837	(3)	(12)	8,911	10,145	(12)
Total loans	$191,339	$189,246	$189,239	$190,482	$188,610	1	1	$189,949	$187,246	1
Auto operating lease assets	8,073	7,437	6,899	6,553	6,269	9	29	7,474	5,956	25

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$126.6	$125.7	$112.8	$123.6	$119.5	1	6	$365.1	$342.0	7
New accounts opened	2.0	2.1	2.1	2.4	2.2	(5)	(9)	6.2	6.4	(3)
Open accounts	62.9	62.8	64.9	64.6	65.5	—	(4)	62.9	65.5	(4)
Accounts with sales activity	33.0	32.6	32.5	34.0	32.1	1	3	33.0	32.1	3
% of accounts acquired online	69%	62%	62%	62%	56%			65%	54%

Commerce Solutions (Chase Paymentech Solutions)
Merchant processing volume (in billions)	$235.8	$234.1	$221.2	$230.2	$213.3	1	11	$691.1	$617.7	12
Total transactions (in billions)	10.4	10.1	9.8	10.3	9.4	3	11	30.3	27.8	9

Auto
Loan and lease origination volume (in billions)	$8.1	$7.8	$7.3	$6.9	$6.8	4	19	$23.2	$20.6	13

Note: Chase Commerce Solutions, formerly known as Merchant Services, includes Chase Paymentech, ChaseNet and Chase Offers businesses.

(a)
Included operating lease depreciation expense of $372 million, $348 million, $326 million,,$303 million and $293 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, and $1.0 billion and $851 million for the nine months ended September 30, 2015, and 2014, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
CARD, COMMERCE SOLUTIONS & AUTO (continued)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$759	$800	$789	$858	$798	(5)%	(5)%	$2,348	$2,571	(9)%
Auto	57	32	51	61	50	78	14	140	120	17
Student	58	46	51	80	98	26	(41)	155	295	(47)
Total net charge-offs	874	878	891	999	946	—	(8)	2,643	2,986	(11)
Net charge-off rate:
Credit Card (a)	2.41%	2.61%	2.62%	2.69%	2.52%			2.54%	2.77%
Auto	0.40	0.23	0.38	0.45	0.38			0.34	0.30
Student	2.67	2.07	2.25	3.33	3.95			2.33	3.89
Total net charge-off rate	1.82	1.88	1.94	2.09	1.99			1.88	2.14

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	1.38	1.29	1.41	1.44	1.43			1.38	1.43
Auto	1.06	0.95	0.90	1.23	0.97			1.06	0.97
Student (c)	1.99	2.00	1.77	2.35	2.43			1.99	2.43
Total 30+ day delinquency rate	1.31	1.22	1.27	1.42	1.35			1.31	1.35
90+ day delinquency rate - Credit Card (b)	0.66	0.63	0.73	0.70	0.67			0.66	0.67

Nonperforming assets (d)	$393	$374	$385	$411	$379	5	4	$393	$379	4
Allowance for loan losses:
Credit Card	3,434	3,434	3,434	3,439	3,590	—	(4)	3,434	3,590	(4)
Auto & Student	698	698	724	749	750	—	(7)	698	750	(7)
Total allowance for loan losses	4,132	4,132	4,158	4,188	4,340	—	(5)	4,132	4,340	(5)
Allowance for loan losses to period-end loans:
Credit Card (b)	2.73%	2.75%	2.84%	2.69%	2.84%			2.73%	2.84%
Auto & Student	1.06	1.07	1.12	1.17	1.20			1.06	1.20
Total allowance for loan losses to period-end loans	2.16	2.18	2.24	2.18	2.30			2.16	2.30

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$838	$980	$858	$736	$991	(14)	(15)	$2,676	$2,857	(6)
Net interest income	3,051	2,855	2,901	2,947	2,876	7	6	8,807	8,515	3
Total net revenue	3,889	3,835	3,759	3,683	3,867	1	1	11,483	11,372	1
Provision for credit losses	759	800	789	708	798	(5)	(5)	2,348	2,371	(1)
Noninterest expense	1,581	1,478	1,462	1,568	1,494	7	6	4,521	4,584	(1)
Income before income tax expense	1,549	1,557	1,508	1,407	1,575	(1)	(2)	4,614	4,417	4
Net income	$961	$965	$935	$879	$979	—	(2)	$2,861	$2,668	7

Percentage of average loans:
Noninterest revenue	2.63%	3.16%	2.78%	2.29%	3.12%			2.86%	3.07%
Net interest income	9.58	9.20	9.41	9.18	9.05			9.40	9.15
Total net revenue	12.22	12.35	12.19	11.47	12.17			12.25	12.23

(a)
Average credit card loans included loans held-for-sale of $1.3 billion, $1.8 billion, $2.7 billion, $976 million and $335 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, and $1.9 billion and $352 million for the nine months ended September 30, 2015, and 2014, respectively. These amounts are excluded when calculating the net charge-off rate.

(b)
Period-end credit card loans included loans held-for-sale of $1.3 billion, $1.3 billion, $2.4 billion, $3.0 billion and $395 million at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.

(c)
Excluded student loans insured by U.S. government agencies under the FFELP of $507 million, $546 million, $596 million, $654 million and $640 million at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(d)
Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $289 million, $282 million, $346 million, $367 million and $354 million at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, that are 90 or more days past due. These amounts have been excluded from nonaccrual loans based upon the government guarantee.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Investment banking fees	$1,612	$1,825	$1,761	$1,811	$1,542	(12)%	5%	$5,198	$4,759	9%
Principal transactions	2,370	2,657	3,482	712	2,567	(11)	(8)	8,509	8,235	3
Lending- and deposit-related fees	389	400	397	425	424	(3)	(8)	1,186	1,317	(10)
Asset management, administration and commissions	1,083	1,181	1,154	1,181	1,141	(8)	(5)	3,418	3,506	(3)
All other income	294	170	280	417	455	73	(35)	744	1,057	(30)
Noninterest revenue	5,748	6,233	7,074	4,546	6,129	(8)	(6)	19,055	18,874	1
Net interest income	2,420	2,490	2,508	2,837	2,976	(3)	(19)	7,418	8,338	(11)
TOTAL NET REVENUE (a)	8,168	8,723	9,582	7,383	9,105	(6)	(10)	26,473	27,212	(3)

Provision for credit losses	232	50	(31)	(59)	(67)	364	NM	251	(102)	NM

NONINTEREST EXPENSE
Compensation expense	2,434	2,656	3,023	2,017	2,805	(8)	(13)	8,113	8,432	(4)
Noncompensation expense	3,697	2,481	2,634	3,559	3,230	49	14	8,812	9,265	(5)
TOTAL NONINTEREST EXPENSE	6,131	5,137	5,657	5,576	6,035	19	2	16,925	17,697	(4)

Income before income tax expense	1,805	3,536	3,956	1,866	3,137	(49)	(42)	9,297	9,617	(3)
Income tax expense	341	1,195	1,419	894	1,457	(71)	(77)	2,955	3,681	(20)
NET INCOME	$1,464	$2,341	$2,537	$972	$1,680	(37)	(13)	$6,342	$5,936	7

FINANCIAL RATIOS
ROE	8%	14%	16%	5%	10%			13%	12%
Overhead ratio	75	59	59	76	66			64	65
Compensation expense as a percent of total net revenue	30	30	32	27	31			31	31

REVENUE BY BUSINESS
Investment banking revenue (b)	$1,530	$1,746	$1,630	$1,650	$1,451	(12)	5	$4,906	$4,472	10
Treasury Services (c)	899	901	930	937	940	—	(4)	2,730	2,791	(2)
Lending (c)	334	302	435	358	313	11	7	1,071	1,189	(10)
Total Banking (b)	2,763	2,949	2,995	2,945	2,704	(6)	2	8,707	8,452	3
Fixed Income Markets (b)	2,933	2,931	4,154	2,653	3,787	—	(23)	10,018	11,422	(12)
Equity Markets (b)	1,403	1,576	1,651	1,143	1,286	(11)	9	4,630	3,901	19
Securities Services	915	995	934	1,094	1,088	(8)	(16)	2,844	3,257	(13)
Credit Adjustments & Other (d)	154	272	(152)	(452)	240	(43)	(36)	274	180	52
Total Markets & Investor Services (b)	5,405	5,774	6,587	4,438	6,401	(6)	(16)	17,766	18,760	(5)
TOTAL NET REVENUE	$8,168	$8,723	$9,582	$7,383	$9,105	(6)	(10)	$26,473	$27,212	(3)

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bond investments of $417 million, $396 million, $432 million, $453 million and $374 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, and $1.2 billion and $1.1 billion for the nine months ended September 30, 2015, and 2014, respectively.

(b)
Effective in the second quarter of 2015, Investment banking revenue (formerly Investment banking fees) incorporates all revenue associated with investment banking activities, and is reported net of investment banking revenue shared with other lines of business; previously such shared revenue had been reported in Fixed Income Markets and Equity Markets. Prior periods have been revised to conform with the current period presentation.

(c)	Effective in the second quarter of 2015, Trade Finance revenue was transferred from Treasury Services to Lending. Prior periods have been revised to conform with the current period presentation.

(d)
Consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, and funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on over-the-counter (“OTC”) derivatives and structured notes. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Assets	$801,133	$819,745	$854,275	$861,466	$873,971	(2)%	(8)%	$801,133	$873,971	(8)%
Loans:
Loans retained (a)	101,420	96,579	98,625	96,409	95,608	5	6	101,420	95,608	6
Loans held-for-sale and loans at fair value	3,369	7,211	3,987	5,567	6,724	(53)	(50)	3,369	6,724	(50)
Total loans	104,789	103,790	102,612	101,976	102,332	1	2	104,789	102,332	2
Core loans	104,270	103,235	101,537	100,772	99,653	1	5	104,270	99,653	5
Equity	62,000	62,000	62,000	61,000	61,000	—	2	62,000	61,000	2

SELECTED BALANCE SHEET DATA (average)
Assets	$789,975	$845,225	$865,327	$867,618	$853,453	(7)	(7)	$833,233	$850,362	(2)
Trading assets - debt and equity instruments	288,828	317,385	312,260	326,312	320,380	(9)	(10)	306,072	314,577	(3)
Trading assets - derivative receivables	63,561	68,949	77,353	72,543	63,068	(8)	1	69,904	62,235	12
Loans:
Loans retained (a)	97,518	94,711	99,113	95,146	95,373	3	2	97,108	95,972	1
Loans held-for-sale and loans at fair value	3,827	5,504	4,061	5,428	8,018	(30)	(52)	4,463	8,331	(46)
Total loans	101,345	100,215	103,174	100,574	103,391	1	(2)	101,571	104,303	(3)

Equity	62,000	62,000	62,000	61,000	61,000	—	2	62,000	61,000	2

Headcount (b)	49,384	49,367	50,634	50,965	51,437	—	(4)	49,384	51,437	(4)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$2	$(15)	$(11)	$(4)	$(3)	NM	NM	$(24)	$(8)	(200)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	464	324	251	110	112	43	314	464	112	314
Nonaccrual loans held-for-sale and loans at fair value	12	12	12	11	119	—	(90)	12	119	(90)
Total nonaccrual loans	476	336	263	121	231	42	106	476	231	106

Derivative receivables	235	256	249	275	312	(8)	(25)	235	312	(25)
Assets acquired in loan satisfactions	56	60	63	67	67	(7)	(16)	56	67	(16)
Total nonperforming assets	767	652	575	463	610	18	26	767	610	26
Allowance for credit losses:
Allowance for loan losses	1,205	1,086	1,047	1,034	1,083	11	11	1,205	1,083	11
Allowance for lending-related commitments	547	437	411	439	445	25	23	547	445	23
Total allowance for credit losses	1,752	1,523	1,458	1,473	1,528	15	15	1,752	1,528	15

Net charge-off/(recovery) rate (a)	0.01%	(0.06)%	(0.05)%	(0.02)%	(0.01)%			(0.03)%	(0.01)%
Allowance for loan losses to period-end loans retained (a)	1.19	1.12	1.06	1.07	1.13			1.19	1.13
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	1.85	1.73	1.64	1.82	1.88			1.85	1.88
Allowance for loan losses to nonaccrual loans retained (a)(c)	260	335	417	940	967			260	967
Nonaccrual loans to total period-end loans	0.45	0.32	0.26	0.12	0.23			0.45	0.23

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)	Loans retained includes credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Effective in the second quarter of 2015, certain technology staff were transferred from CIB to CB; previously reported headcount has been revised to conform with the current presentation. As the related expense for these staff is not material, prior period expenses have not been revised. Prior to the second quarter of 2015 compensation expense related to this headcount was recorded in the CIB, with an allocation to CB (reported in noncompensation expense); commencing with the second quarter, such expense will be recorded as compensation expense in CB and accordingly total noninterest expense related to this headcount in both CB and CIB will remain unchanged.

(c)
Allowance for loan losses of $160 million, $64 million, $51 million, $18 million, and $19 million were held against these nonaccrual loans at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
BUSINESS METRICS
Advisory	$503	$466	$542	$434	$413	8%	22%	$1,511	$1,193	27%
Equity underwriting	269	452	399	327	414	(40)	(35)	1,120	1,244	(10)
Debt underwriting	840	907	820	1,050	715	(7)	17	2,567	2,322	11
Total investment banking fees	$1,612	$1,825	$1,761	$1,811	$1,542	(12)	5	$5,198	$4,759	9

Assets under custody (“AUC”) (period-end) (in billions)	$19,691	$20,497	$20,561	$20,549	$21,245	(4)	(7)	$19,691	$21,245	(7)

Client deposits and other third-party liabilities (average)	372,070	401,280	444,171	433,822	419,576	(7)	(11)	405,576	411,824	(2)

Trade finance loans (period-end)	21,138	21,195	22,853	25,713	27,510	—	(23)	21,138	27,510	(23)

95% Confidence Level - Total CIB VaR (average)

CIB trading VaR by risk type: (a)
Fixed income (b)	$50	$41	$35	$33	$28	22	79	$42	$34	24
Foreign exchange	9	9	9	8	8	—	13	9	8	13
Equities	20	16	18	16	14	25	43	18	14	29
Commodities and other	10	9	8	6	7	11	43	9	9	—
Diversification benefit to CIB trading VaR (c)	(35)	(37)	(36)	(30)	(26)	5	(35)	(36)	(30)	(20)
CIB trading VaR (a)	54	38	34	33	31	42	74	42	35	20
Credit portfolio VaR (d)	13	15	18	17	10	(13)	30	15	11	36
Diversification benefit to CIB VaR (c)	(10)	(10)	(9)	(10)	(6)	—	(67)	(9)	(6)	(50)
CIB VaR (a)(b)	$57	$43	$43	$40	$35	33	63	$48	$40	20

(a)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 133–135 of the 2014 Annual Report.

(b)
As part of the Firm’s continuous evaluation and periodic enhancement of its VaR model calculations, during the second quarter of 2015 the Firm refined the historical proxy time series inputs to certain VaR models to more appropriately reflect the risk exposure from certain asset-backed products. Had these new time series been used as inputs into these VaR models in the first quarter of 2015, the Firm estimates they would have resulted in a reduction to average Fixed income VaR of $3 million and average CIB VaR of $2 million. The impact of this refinement on all other periods presented was not material. The Firm expects in subsequent quarters to continue to refine the VaR model calculations and times series inputs related to these products.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$229	$242	$237	$239	$241	(5)%	(5)%	$708	$739	(4)%
Asset management, administration and commissions	22	22	24	22	21	—	5	68	70	(3)
All other income (a)	271	345	375	382	309	(21)	(12)	991	897	10
Noninterest revenue	522	609	636	643	571	(14)	(9)	1,767	1,706	4
Net interest income	1,122	1,130	1,106	1,127	1,132	(1)	(1)	3,358	3,406	(1)
TOTAL NET REVENUE (b)	1,644	1,739	1,742	1,770	1,703	(5)	(3)	5,125	5,112	—

Provision for credit losses	82	182	61	(48)	(79)	(55)	NM	325	(141)	NM

NONINTEREST EXPENSE
Compensation expense	311	308	309	303	301	1	3	928	900	3
Noncompensation expense	408	395	400	363	367	3	11	1,203	1,129	7
TOTAL NONINTEREST EXPENSE	719	703	709	666	668	2	8	2,131	2,029	5

Income before income tax expense	843	854	972	1,152	1,114	(1)	(24)	2,669	3,224	(17)
Income tax expense	325	329	374	459	443	(1)	(27)	1,028	1,282	(20)
NET INCOME	$518	$525	$598	$693	$671	(1)	(23)	$1,641	$1,942	(15)

Revenue by product:
Lending (c)	$850	$867	$825	$843	$828	(2)	3	$2,542	$2,515	1
Treasury services (c)	633	646	647	657	670	(2)	(6)	1,926	2,024	(5)
Investment banking	130	196	248	206	166	(34)	(22)	574	478	20
Other (c)	31	30	22	64	39	3	(21)	83	95	(13)
Total Commercial Banking net revenue	$1,644	$1,739	$1,742	$1,770	$1,703	(5)	(3)	$5,125	$5,112	—

Investment banking revenue, gross (d)	$382	$589	$753	$557	$501	(35)	(24)	$1,724	$1,429	21

Revenue by client segment:
Middle Market Banking (e)	$675	$688	$677	$692	$686	(2)	(2)	$2,040	$2,099	(3)
Corporate Client Banking (e)	446	532	564	524	502	(16)	(11)	1,542	1,458	6
Commercial Term Lending	318	318	308	313	312	—	2	944	939	1
Real Estate Banking	123	117	116	120	124	5	(1)	356	375	(5)
Other	82	84	77	121	79	(2)	4	243	241	1
Total Commercial Banking net revenue	$1,644	$1,739	$1,742	$1,770	$1,703	(5)	(3)	$5,125	$5,112	—

FINANCIAL RATIOS
ROE	14%	14%	17%	19%	18%			15%	18%
Overhead ratio	44	40	41	38	39			42	40

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $116 million, $115 million, $113 million, $145 million, and $108 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, and $344 million and $317 million for nine months ended September 30, 2015, and 2014, respectively.

(c)
Effective in the second quarter of 2015, Commercial Card and Chase Commerce Solutions/Paymentech product revenue was transferred from Lending and Other, respectively, to Treasury Services. Prior period amounts were revised to conform with the current period presentation.

(d)	Represents the total revenue from investment banking products sold to CB clients.

(e)
Effective in the first quarter of 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$201,157	$201,377	$197,931	$195,267	$191,563	—%	5%	$201,157	$191,563	5%
Loans:
Loans retained	162,269	157,947	153,173	147,661	143,490	3	13	162,269	143,490	13
Loans held-for-sale and loans at fair value	213	1,506	507	845	353	(86)	(40)	213	353	(40)
Total loans	$162,482	$159,453	$153,680	$148,506	$143,843	2	13	$162,482	$143,843	13
Core loans	161,662	158,568	152,659	147,392	142,548	2	13	161,662	142,548	13
Equity	14,000	14,000	14,000	14,000	14,000	—	—	14,000	14,000	—

Period-end loans by client segment:
Middle Market Banking (a)	$51,985	$51,713	$51,071	$51,009	$50,909	1	2	$51,985	$50,909	2
Corporate Client Banking (a)	29,634	30,171	28,379	25,321	23,244	(2)	27	29,634	23,244	27
Commercial Term Lending	60,684	58,314	55,824	54,038	52,235	4	16	60,684	52,235	16
Real Estate Banking	15,068	14,231	13,537	13,298	12,818	6	18	15,068	12,818	18
Other	5,111	5,024	4,869	4,840	4,637	2	10	5,111	4,637	10
Total Commercial Banking loans	$162,482	$159,453	$153,680	$148,506	$143,843	2	13	$162,482	$143,843	13

SELECTED BALANCE SHEET DATA (average)
Total assets	$197,274	$198,740	$195,927	$191,664	$190,678	(1)	3	$197,319	$191,922	3
Loans:
Loans retained	158,845	155,110	149,731	145,184	142,139	2	12	154,595	139,566	11
Loans held-for-sale and loans at fair value	359	870	557	467	649	(59)	(45)	595	889	(33)
Total loans	$159,204	$155,980	$150,288	$145,651	$142,788	2	11	$155,190	$140,455	10
Client deposits and other third-party liabilities	180,892	197,004	210,046	208,424	204,654	(8)	(12)	195,874	202,532	(3)
Equity	14,000	14,000	14,000	14,000	14,000	—	—	14,000	14,000	—

Average loans by client segment:
Middle Market Banking (a)	$51,373	$51,440	$50,538	$50,778	$50,955	—	1	$51,120	$50,995	—
Corporate Client Banking (a)	28,964	28,986	26,653	24,169	23,501	—	23	28,209	22,757	24
Commercial Term Lending	59,323	56,814	54,754	53,024	51,567	4	15	56,980	50,479	13
Real Estate Banking	14,487	13,732	13,472	12,901	12,268	5	18	13,901	11,803	18
Other	5,057	5,008	4,871	4,779	4,497	1	12	4,980	4,421	13
Total Commercial Banking loans	$159,204	$155,980	$150,288	$145,651	$142,788	2	11	$155,190	$140,455	10

Headcount (b)	7,735	7,568	7,489	7,426	7,413	2	4	7,735	7,413	4

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(2)	$(4)	$11	$28	$5	50	NM	$5	$(35)	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)	423	384	304	317	361	10	17	423	361	17
Nonaccrual loans held-for-sale and loans
at fair value	16	14	12	14	14	14	14	16	14	14
Total nonaccrual loans	439	398	316	331	375	10	17	439	375	17

Assets acquired in loan satisfactions	4	5	5	10	11	(20)	(64)	4	11	(64)
Total nonperforming assets	443	403	321	341	386	10	15	443	386	15
Allowance for credit losses:
Allowance for loan losses	2,782	2,705	2,519	2,466	2,529	3	10	2,782	2,529	10
Allowance for lending-related commitments	170	163	162	165	178	4	(4)	170	178	(4)
Total allowance for credit losses	2,952	2,868	2,681	2,631	2,707	3	9	2,952	2,707	9

Net charge-off/(recovery) rate (d)	—%	(0.01)%	0.03%	0.08%	0.01%			—%	(0.03)%
Allowance for loan losses to period-end loans retained	1.71	1.71	1.64	1.67	1.76			1.71	1.76
Allowance for loan losses to nonaccrual loans retained (c)	658	704	829	778	701			658	701
Nonaccrual loans to period-end total loans	0.27	0.25	0.21	0.22	0.26			0.27	0.26

(a)
Effective in the first quarter of 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with the current period presentation.

(b)
Effective in the second quarter of 2015, certain technology staff were transferred from CIB to CB; previously reported headcount has been revised to conform with the current presentation. As the related expense for these staff is not material, prior period expenses have not been revised. Prior to the second quarter of 2015 compensation expense related to this headcount was recorded in the CIB, with an allocation to CB (reported in noncompensation expense); commencing with the second quarter, such expense will be recorded as compensation expense in CB and accordingly total noninterest expense related to this headcount in both CB and CIB will remain unchanged.

(c)
Allowance for loan losses of $80 million, $42 million, $29 million, $45 million, and $71 million was held against nonaccrual loans retained at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,237	$2,381	$2,229	$2,419	$2,263	(6)%	(1)%	$6,847	$6,605	4%
All other income	24	163	155	149	159	(85)	(85)	342	415	(18)
Noninterest revenue	2,261	2,544	2,384	2,568	2,422	(11)	(7)	7,189	7,020	2
Net interest income	633	631	621	632	624	—	1	1,885	1,808	4
TOTAL NET REVENUE	2,894	3,175	3,005	3,200	3,046	(9)	(5)	9,074	8,828	3

Provision for credit losses	(17)	—	4	3	9	NM	NM	(13)	1	NM

NONINTEREST EXPENSE
Compensation expense	1,218	1,299	1,289	1,317	1,278	(6)	(5)	3,806	3,765	1
Noncompensation expense	891	1,107	886	1,003	803	(20)	11	2,884	2,453	18
TOTAL NONINTEREST EXPENSE	2,109	2,406	2,175	2,320	2,081	(12)	1	6,690	6,218	8

Income before income tax expense	802	769	826	877	956	4	(16)	2,397	2,609	(8)
Income tax expense	327	318	324	337	366	3	(11)	969	996	(3)
NET INCOME	$475	$451	$502	$540	$590	5	(19)	$1,428	$1,613	(11)

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,483	$1,670	$1,533	$1,740	$1,609	(11)	(8)	$4,686	$4,587	2
Global Wealth Management	1,411	1,505	1,472	1,460	1,437	(6)	(2)	4,388	4,241	3
TOTAL NET REVENUE	$2,894	$3,175	$3,005	$3,200	$3,046	(9)	(5)	$9,074	$8,828	3

FINANCIAL RATIOS
ROE	20%	19%	22%	23%	25%			20%	23%
Overhead ratio	73	76	72	73	68			74	70
Pretax margin ratio:
Global Investment Management	31	26	30	31	35			29	31
Global Wealth Management	24	22	25	24	27			24	27
Asset Management	28	24	27	27	31			26	30

Headcount	20,651	20,237	20,095	19,735	19,653	2	5	20,651	19,653	5

Number of client advisors	2,796	2,746	2,803	2,836	2,873	2	(3)	2,796	2,873	(3)

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$131,412	$134,059	$126,233	$128,701	$130,296	(2)%	1%	$131,412	$130,296	1%
Loans (a)	110,314	109,336	104,165	104,279	102,411	1	8	110,314	102,411	8
Core loans	110,314	109,336	104,165	104,279	102,411	1	8	110,314	102,411	8
Deposits	140,121	141,179	155,347	155,247	150,268	(1)	(7)	140,121	150,268	(7)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$131,100	$130,548	$126,276	$129,029	$128,477	—	2	$129,326	$125,567	3
Loans	108,741	107,250	103,286	103,336	101,427	1	7	106,446	98,615	8
Deposits	141,896	152,563	158,240	152,022	151,240	(7)	(6)	150,840	149,480	1
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2	$(1)	$3	$3	$11	NM	(82)	$4	$3	33%
Nonaccrual loans	229	209	175	218	184	10	24	229	184	24
Allowance for credit losses:
Allowance for loan losses	258	273	271	271	273	(5)	(5)	258	273	(5)
Allowance for lending-related commitments	4	5	5	5	4	(20)	—	4	4	—
Total allowance for credit losses	262	278	276	276	277	(6)	(5)	262	277	(5)
Net charge-off/(recovery) rate	0.01%	—%	0.01%	0.01%	0.04%			0.01%	—%
Allowance for loan losses to period-end loans	0.23	0.25	0.26	0.26	0.27			0.23	0.27
Allowance for loan losses to nonaccrual loans	113	131	155	124	148			113	148
Nonaccrual loans to period-end loans	0.21	0.19	0.17	0.21	0.18			0.21	0.18

(a)
Included $25.4 billion, $24.0 billion, $23.0 billion, $22.1 billion, and $21.3 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively. For the same periods, excluded $2.2 billion, $2.4 billion, $2.6 billion, $2.7 billion, and $3.0 billion of prime mortgage loans reported in the CIO portfolio within Corporate, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2015
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2015 Change
CLIENT ASSETS	2015	2015	2015	2014	2014	2015	2014	2015	2014	2014
Assets by asset class
Liquidity	$463	$466	$454	$461	$440	(1)%	5%	$463	$440	5%
Fixed income	351	357	359	359	359	(2)	(2)	351	359	(2)
Equity	336	380	380	375	372	(12)	(10)	336	372	(10)
Multi-asset and alternatives	561	578	566	549	540	(3)	4	561	540	4
TOTAL ASSETS UNDER MANAGEMENT	1,711	1,781	1,759	1,744	1,711	(4)	—	1,711	1,711	—
Custody/brokerage/administration/deposits	612	642	646	643	633	(5)	(3)	612	633	(3)
TOTAL CLIENT ASSETS	$2,323	$2,423	$2,405	$2,387	$2,344	(4)	(1)	$2,323	$2,344	(1)

MEMO:
Alternatives client assets (a)	$172	$173	$168	$166	$166	(1)	4	$172	$166	4

Assets by client segment
Private Banking	$438	$452	$440	$428	$429	(3)	2	$438	$429	2
Institutional	816	830	825	827	799	(2)	2	816	799	2
Retail	457	499	494	489	483	(8)	(5)	457	483	(5)
TOTAL ASSETS UNDER MANAGEMENT	$1,711	$1,781	$1,759	$1,744	$1,711	(4)	—	$1,711	$1,711	—

Private Banking	$1,037	$1,080	$1,073	$1,057	$1,052	(4)	(1)	$1,037	$1,052	(1)
Institutional	823	838	833	835	803	(2)	2	823	803	2
Retail	463	505	499	495	489	(8)	(5)	463	489	(5)
TOTAL CLIENT ASSETS	$2,323	$2,423	$2,405	$2,387	$2,344	(4)	(1)	$2,323	$2,344	(1)

Assets under management rollforward
Beginning balance	$1,781	$1,759	$1,744	$1,711	$1,707			$1,744	$1,598
Net asset flows:
Liquidity	(5)	6	(1)	27	8			—	(9)
Fixed income	(5)	3	2	4	4			—	29
Equity	(5)	(1)	4	2	—			(2)	3
Multi-asset and alternatives	6	11	10	4	12			27	38
Market/performance/other impacts	(61)	3	—	(4)	(20)			(58)	52
Ending balance	$1,711	$1,781	$1,759	$1,744	$1,711			$1,711	$1,711

Client assets rollforward
Beginning balance	$2,423	$2,405	$2,387	$2,344	$2,473			$2,387	$2,343
Net asset flows	(7)	16	17	47	35			26	71
Market/performance/other impacts	(93)	2	1	(4)	(164)			(90)	(70)
Ending balance	$2,323	$2,423	$2,405	$2,387	$2,344			$2,323	$2,344

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Principal transactions	$(70)	$67	$100	$509	$310	NM	NM	$97	$688	(86)%
Securities gains	25	40	53	28	6	(38)	317	118	43	174
All other income	118	(7)	(113)	110	134	NM	(12)	(2)	594	NM
Noninterest revenue	73	100	40	647	450	(27)	(84)	213	1,325	(84)
Net interest income	(123)	(221)	(253)	(400)	(525)	44	77	(597)	(1,560)	62
TOTAL NET REVENUE (a)	(50)	(121)	(213)	247	(75)	59	33	(384)	(235)	(63)

Provision for credit losses	(4)	1	(5)	(6)	(8)	NM	50	(8)	(29)	72

NONINTEREST EXPENSE
Compensation expense	944	953	892	688	820	(1)	15	2,789	2,200	27
Noncompensation expense (b)	960	791	946	1,347	1,468	21	(35)	2,697	3,242	(17)
Subtotal	1,904	1,744	1,838	2,035	2,288	9	(17)	5,486	5,442	1
Net expense allocated to other businesses	(1,732)	(1,700)	(1,686)	(1,599)	(1,579)	(2)	(10)	(5,118)	(4,719)	(8)
TOTAL NONINTEREST EXPENSE	172	44	152	436	709	291	(76)	368	723	(49)

Income/(loss) before income tax expense/(benefit)	(218)	(166)	(360)	(183)	(776)	(31)	72	(744)	(929)	20
Income tax expense/(benefit) (c)	(1,935)	(606)	(418)	(730)	(871)	(219)	(122)	(2,959)	(1,246)	(137)
NET INCOME/(LOSS)	$1,717	$440	$58	$547	$95	290	NM	$2,215	$317	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(89)	(163)	(378)	(243)	(365)	45	76	(630)	(1,074)	41
Other Corporate (d)	39	42	165	490	290	(7)	(87)	246	839	(71)
TOTAL NET REVENUE	$(50)	$(121)	$(213)	$247	$(75)	59	33	$(384)	$(235)	(63)

NET INCOME/(LOSS)
Treasury and CIO	(40)	(112)	(221)	(205)	(333)	64	88	(373)	(960)	61
Other Corporate (d)	1,757	552	279	752	428	218	311	2,588	1,277	103
TOTAL NET INCOME/(LOSS)	$1,717	$440	$58	$547	$95	290	NM	$2,215	$317	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$799,166	$822,237	$943,085	$931,705	$882,792	(3)	(9)	$799,166	$882,792	(9)
Loans	2,332	2,480	2,694	2,871	3,086	(6)	(24)	2,332	3,086	(24)
Core loans	2,327	2,474	2,672	2,848	3,062	(6)	(24)	2,327	3,062	(24)

Headcount	29,307	27,985	27,019	26,047	25,199	5	16	29,307	25,199	16

(a)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $215 million, $202 million, $203 million, $196 million, and $190 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, and $620 million and $534 million for the nine months ended September 30, 2015, and 2014, respectively.

(b)
Included legal expense of $102 million, $18 million, $305 million, $84 million, and $512 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively. Included legal expense of $425 million and $737 million for the nine months ended September 30, 2015, and 2014, respectively.

(c)	The three and nine months ended September 30, 2015 reflected tax benefits of $1.9 billion and $2.4 billion, respectively, due to the resolution of various tax audits.

(d)
Effective with the first quarter of 2015, the Firm began including the results of Private Equity in the Other Corporate line within the Corporate segment. Prior period amounts have been revised to conform with the current period presentation. The Corporate segment’s balance sheets and results of operations were not impacted by this reporting change.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains	$25	$40	$53	$28	$6	(38)%	317%	$118	$43	174%
Investment securities portfolio (average) (a)	306,370	322,954	333,692	347,480	355,577	(5)	(14)	320,905	349,893	(8)
Investment securities portfolio (period-end) (b)	303,057	314,048	327,859	343,146	358,516	(3)	(15)	303,057	358,516	(15)
Mortgage loans (average)	2,400	2,599	2,790	2,962	3,183	(8)	(25)	2,595	3,424	(24)
Mortgage loans (period-end)	2,293	2,455	2,664	2,834	3,048	(7)	(25)	2,293	3,048	(25)

Private equity portfolio
Carrying value	$2,192	$2,718	$3,064	$5,866	$5,388	(19)	(59)	$2,192	$5,388	(59)
Cost	3,832	4,252	4,485	6,281	6,012	(10)	(36)	3,832	6,012	(36)

(a)
Average investment securities included held-to-maturity balances of $50.7 billion, $50.7 billion, $49.3 billion, $49.0 billion, and $48.3 billion for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively, and $50.2 billion and $46.6 billion for the nine months ended September 30, 2015, and 2014, respectively.

(b)
Period-end investment securities included held-to-maturity balances of $50.2 billion, $51.6 billion, $49.3 billion , $49.3 billion, and $48.8 billion at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Sep 30, 2015
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2015	2015	2015	2014	2014	2015	2014
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$289,496	$272,975	$259,561	$248,283	$239,892	6%	21%
Loans - PCI	42,236	43,806	45,356	46,696	48,487	(4)	(13)
Total loans retained	331,732	316,781	304,917	294,979	288,379	5	15
Loans held-for-sale	237	1,505	298	395	481	(84)	(51)
Total consumer, excluding credit card loans	331,969	318,286	305,215	295,374	288,860	4	15

Credit card loans
Loans retained (b)	125,634	124,705	120,835	128,027	126,564	1	(1)
Loans held-for-sale	1,345	1,320	2,422	3,021	395	2	241
Total credit card loans	126,979	126,025	123,257	131,048	126,959	1	—
Total consumer loans	458,948	444,311	428,472	426,422	415,819	3	10

Wholesale loans (c)
Loans retained	346,927	338,219	331,219	324,502	320,361	3	8
Loans held-for-sale and loans at fair value	3,582	8,717	4,494	6,412	7,077	(59)	(49)
Total wholesale loans	350,509	346,936	335,713	330,914	327,438	1	7

Total loans	809,457	791,247	764,185	757,336	743,257	2	9

Derivative receivables	68,668	67,451	81,574	78,975	72,453	2	(5)
Receivables from customers and other (d)	17,016	22,591	22,777	29,080	29,466	(25)	(42)
Total credit-related assets	85,684	90,042	104,351	108,055	101,919	(5)	(16)

Lending-related commitments
Consumer, excluding credit card	60,005	59,817	60,151	58,153	54,912	—	9
Credit card	526,433	523,717	533,511	525,963	531,301	1	(1)
Wholesale (e)	354,348	352,048	355,504	366,881	367,445	1	(4)
Total lending-related commitments	940,786	935,582	949,166	950,997	953,658	1	(1)

Total credit exposure	$1,835,927	$1,816,871	$1,817,702	$1,816,388	$1,798,834	1	2

Memo: Total by category
Consumer exposure (f)	$1,045,505	$1,027,958	$1,022,239	$1,010,646	$1,002,136	2	4
Wholesale exposures (g)	790,422	788,913	795,463	805,742	796,698	—	(1)
Total credit exposure	$1,835,927	$1,816,871	$1,817,702	$1,816,388	$1,798,834	1	2

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 33.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AM, and prime mortgage loans reported in Corporate.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	Includes loans reported in CIB, CB and AM business segments and Corporate.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(e)
Effective January 1, 2015, the Firm no longer includes unused advised lines of credit in wholesale lending-related commitments as the Firm may cancel these facilities at any time by providing the borrower notice or, in some cases without notice, as permitted by law. This presentation is consistent with U.S. bank regulatory filings. Prior period amounts have been revised to conform with the current period presentation.

(f)	Represents total consumer loans and lending-related commitments.

(g)	Represents total wholesale loans and lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2015
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2015	2015	2015	2014	2014	2015	2014
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$5,530	$5,984	$6,241	$6,509	$6,702	(8)	(17)

Wholesale nonaccrual loans
Loans retained	1,086	873	696	599	659	24	65
Loans held-for-sale and loans at fair value	28	26	24	25	133	8	(79)
Total wholesale nonaccrual loans	1,114	899	720	624	792	24	41

Total nonaccrual loans	6,644	6,883	6,961	7,133	7,494	(3)	(11)

Derivative receivables	235	256	249	275	312	(8)	(25)
Assets acquired in loan satisfactions	415	449	504	559	584	(8)	(29)
Total nonperforming assets	7,294	7,588	7,714	7,967	8,390	(4)	(13)
Wholesale lending-related commitments (d)	176	133	131	103	134	32	31
Total nonperforming exposure	$7,470	$7,721	$7,845	$8,070	$8,524	(3)	(12)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.82%	0.87%	0.91%	0.94%	1.01%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.67	1.88	2.04	2.20	2.32
Total wholesale nonaccrual loans to total
wholesale loans	0.32	0.26	0.21	0.19	0.24

(a)
At September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $6.6 billion, $7.0 billion, $7.5 billion, $7.8 billion, and $7.8 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $289 million, $282 million, $346 million, $367 million and $354 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $327 million, $384 million, $469 million, $462 million, and $464 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Includes loans held-for-sale of $212 million, $16 million, $91 million, and $120 million at June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively. There were no loans held-for-sale at September 30, 2015.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q15 Change				2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15	3Q14	2015	2014	2014
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,915	$14,065	$14,185	$14,889	$15,326	(1)%	(9)%	$14,185	$16,264	(13)%
Net charge-offs:
Gross charge-offs	1,305	1,284	1,352	1,513	1,458	2	(10)	3,941	4,601	(14)
Gross recoveries	(342)	(277)	(300)	(295)	(344)	(23)	1	(919)	(1,060)	13
Net charge-offs	963	1,007	1,052	1,218	1,114	(4)	(14)	3,022	3,541	(15)
Write-offs of PCI loans and other (a)	52	55	55	337	87	(5)	(40)	162	196	(17)
Provision for loan losses	567	908	988	856	769	(38)	(26)	2,463	2,368	4
Other	(1)	4	(1)	(5)	(5)	NM	80	2	(6)	NM
Ending balance	$13,466	$13,915	$14,065	$14,185	$14,889	(3)	(10)	$13,466	$14,889	(10)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$620	$593	$622	$637	$648	5	(4)	$622	$705	(12)
Provision for lending-related commitments	115	27	(29)	(16)	(12)	326	NM	113	(69)	NM
Other	—	—	—	1	1	—	(100)	—	1	(100)
Ending balance	$735	$620	$593	$622	$637	19	15	$735	$637	15

Total allowance for credit losses	$14,201	$14,535	$14,658	$14,807	$15,526	(2)	(9)	$14,201	$15,526	(9)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.25%	0.29%	0.36%	0.45%	0.41%			0.30%	0.46%
Credit card retained loans	2.41	2.61	2.62	2.69	2.52			2.54	2.77
Total consumer retained loans	0.85	0.95	1.01	1.13	1.05			0.93	1.15
Wholesale retained loans	—	(0.02)	—	0.03	0.02			(0.01)	(0.01)
Total retained loans	0.49	0.53	0.57	0.65	0.60			0.53	0.65
Consumer retained loans, excluding credit card and
PCI loans	0.29	0.34	0.42	0.54	0.50			0.35	0.55
Consumer retained loans, excluding PCI loans	0.94	1.06	1.14	1.28	1.19			1.04	1.31
Total retained, excluding PCI loans	0.51	0.56	0.61	0.70	0.65			0.56	0.70

Memo: Average retained loans
Consumer retained, excluding credit card loans	$323,458	$311,074	$299,789	$291,628	$288,309	4	12	$311,527	$288,398	8
Credit card retained loans	125,048	122,732	122,352	126,375	125,772	2	(1)	123,387	124,008	(1)
Total average retained consumer loans	448,506	433,806	422,141	418,003	414,081	3	8	434,914	412,406	5
Wholesale retained loans	339,172	331,924	327,895	321,421	318,207	2	7	333,038	314,253	6
Total average retained loans	$787,678	$765,730	$750,036	$739,424	$732,288	3	8	$767,952	$726,659	6

Consumer retained, excluding credit card and
PCI loans	$280,475	$266,567	$253,829	$244,074	$239,054	5	17	$267,054	$237,571	12
Consumer retained, excluding PCI loans	405,524	389,299	376,181	370,449	364,826	4	11	390,441	361,579	8
Total retained, excluding PCI loans	744,692	721,219	704,072	691,865	683,028	3	9	723,475	675,827	7

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation). During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance and the recorded investment in the Firm’s PCI loan portfolio, primarily reflecting the cumulative effect of interest forgiveness modifications. This adjustment had no impact to the Firm’s Consolidated statements of income.

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2015
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2015	2015	2015	2014	2014	2015	2014
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$359	$436	$537	$539	$618	(18)%	(42)%
Formula-based	2,702	2,841	3,065	3,186	3,178	(5)	(15)
PCI (b)	2,788	3,215	3,270	3,325	3,662	(13)	(24)
Total consumer, excluding credit card	5,849	6,492	6,872	7,050	7,458	(10)	(22)
Credit card
Asset-specific (a)(c)	485	518	458	500	500	(6)	(3)
Formula-based	2,949	2,916	2,976	2,939	3,090	1	(5)
Total credit card	3,434	3,434	3,434	3,439	3,590	—	(4)
Total consumer	9,283	9,926	10,306	10,489	11,048	(6)	(16)
Wholesale
Asset-specific (a)	281	147	115	87	124	91	127
Formula-based	3,902	3,842	3,644	3,609	3,717	2	5
Total wholesale	4,183	3,989	3,759	3,696	3,841	5	9
Total allowance for loan losses	13,466	13,915	14,065	14,185	14,889	(3)	(10)
Allowance for lending-related commitments	735	620	593	622	637	19	15
Total allowance for credit losses	$14,201	$14,535	$14,658	$14,807	$15,526	(2)	(9)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.76%	2.05%	2.25%	2.39%	2.59%
Credit card allowance to total credit card retained loans	2.73	2.75	2.84	2.69	2.84
Wholesale allowance to total wholesale retained loans	1.21	1.18	1.13	1.14	1.20
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	1.34	1.30	1.26	1.29	1.35
Total allowance to total retained loans	1.67	1.78	1.86	1.90	2.02
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	106	112	110	110	113
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	152	158	154	153	156
Wholesale allowance to wholesale retained nonaccrual loans	385	457	540	617	583
Total allowance to total retained nonaccrual loans	204	209	203	202	206

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.06	1.20	1.39	1.50	1.58
Total allowance to total retained loans	1.40	1.45	1.52	1.55	1.63
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	55	57	58	58	58
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (e)	109	109	106	106	105
Total allowance to total retained nonaccrual loans	161	161	156	155	155

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)	During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance. For further information, see summary of changes in the allowances on page 31.

(c)
The asset-specific credit card allowance for loan losses is related to loans that have been modified in a TDR; such allowance is calculated based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(e)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 30.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP financial measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, and (ii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis. The Firm's definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), Return on tangible common equity ("ROTCE"), and Tangible book value per share (“TBVPS”). TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(d)
Corporate & Investment Bank calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.